PROSPECTUS

MAY 1, 1998

THE PRUDENTIAL
SERIES FUND, INC.

THIS PROSPECTUS IS FOR USE WITH THE DISCOVERY SELECT(SM)ANNUITY CONTRACT, AS IT DESCRIBES ONLY THOSE PORTFOLIOS AVAILABLE FOR INVESTMENT THROUGH THAT CONTRACT. THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE CURRENT PROSPECTUS FOR THE DISCOVERY SELECT(SM)ANNUITY CONTRACT.

The Prudential Series Fund, Inc. (the "Series Fund") is a diversified, open-end management investment company (commonly known as a "mutual fund") that is intended to provide a range of investment alternatives through its fifteen separate portfolios, each of which is, for investment purposes, in effect a separate fund. Eight of the Series Fund's portfolios are available for investment under the DISCOVERY SELECT(SM) Contract. The portfolios are: the Money Market Portfolio, the Diversified Bond Portfolio, the High Yield Bond Portfolio, the Stock Index Portfolio, the Equity Income Portfolio, the Equity Portfolio, the Prudential Jennison Portfolio, and the Global Portfolio. A separate class of capital stock is issued for each portfolio. Shares of the Series Fund are currently sold only to separate accounts (the "Accounts") of The Prudential Insurance Company of America ("Prudential") and certain other insurers to fund the benefits under variable life insurance and variable annuity contracts (the "Contracts") issued by those Companies. The Accounts invest in shares of the Series Fund through subaccounts that correspond to the portfolios. The Accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the Contracts or for such other purposes as may be consistent with the Contracts.

SHARES OF THE MONEY MARKET PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE THE MONEY MARKET PORTFOLIO SEEKS TO MAINTAIN A STABLE PRICE PER SHARE, THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO DO SO.

       -------------------------------------------------------------------

    THE INVESTMENT OBJECTIVES OF THE PORTFOLIOS CAN BE FOUND ON THE NEXT PAGE

       -------------------------------------------------------------------

Information contained in this prospectus should be read carefully by a prospective investor before an investment is made. Additional information about the Series Fund has been filed with the Securities and Exchange Commission in a statement of additional information, dated May 1, 1998, which information is incorporated herein by reference and is available without charge upon written request to The Prudential Series Fund, Inc., 751 Broad Street, Newark, New Jersey 07102-3777, or by telephoning (800) 437-4016.

       -------------------------------------------------------------------

PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        THE PRUDENTIAL SERIES FUND, INC.
                                751 Broad Street
                          Newark, New Jersey 07102-3777
                            Telephone: (800) 437-4016

PSF-DSA Ed 5-98

             INVESTMENT OBJECTIVES OF THE PORTFOLIOS ARE AS FOLLOWS:

FIXED INCOME PORTFOLIOS

MONEY MARKET PORTFOLIO. The maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality short-term debt obligations.

DIVERSIFIED BOND PORTFOLIO. A high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed income securities that provide attractive yields but do not involve substantial risk of loss of capital through default.

HIGH YIELD BOND PORTFOLIOS

HIGH YIELD BOND PORTFOLIO. Achievement of a high total return through investment in high yield/high risk fixed income securities in the medium to lower quality ranges. SUCH SECURITIES MAY HAVE SPECULATIVE CHARACTERISTICS AND GENERALLY INVOLVE GREATER RISKS OF LOSS OF INCOME AND PRINCIPAL THAN HIGHER RATED SECURITIES.

DIVERSIFIED STOCK PORTFOLIOS

STOCK INDEX PORTFOLIO. Achievement of investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate by following a policy of attempting to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

EQUITY INCOME PORTFOLIO. Both current income and capital appreciation through investment primarily in common stocks and convertible securities that provide favorable prospects for investment income returns above those of the S&P 500 Index or the NYSE Composite Index.

EQUITY PORTFOLIO. Capital appreciation through investment primarily in common stocks of companies, including major established corporations as well as smaller capitalization companies, that appear to offer attractive prospects of price appreciation that is superior to broadly-based stock indices. Current income, if any, is incidental.

PRUDENTIAL JENNISON PORTFOLIO. Long-term growth of capital through investment primarily in equity securities of established companies with above-average growth prospects. Current income, if any, is incidental.

GLOBAL PORTFOLIO. Long-term growth of capital through investment primarily in common stock and common stock equivalents of foreign and domestic issuers. Current income, if any, is incidental.

There can be no assurance that the objectives of any portfolio will be realized. See INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS, page 6. The Series Fund may in the future establish other portfolios with different investment objectives.

                                    CONTENTS

                                                                              Page
FINANCIAL HIGHLIGHTS.............................................................1

PORTFOLIO RATES OF RETURN........................................................5

THE SERIES FUND..................................................................6

THE ACCOUNTS AND THE CONTRACTS...................................................6

INVESTMENT MANAGER...............................................................6

INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS.............................6
           FIXED INCOME PORTFOLIOS...............................................7
           Money Market Portfolio................................................7
           Diversified Bond Portfolio............................................7
           HIGH YIELD BOND PORTFOLIOS............................................8
           High Yield Bond Portfolio.............................................8
           DIVERSIFIED STOCK PORTFOLIOS..........................................9
           Stock Index Portfolio.................................................9
           Equity Income Portfolio..............................................12
           Equity Portfolio.....................................................12
           Prudential Jennison Portfolio........................................13
           Global Portfolio.....................................................14
           CONVERTIBLE SECURITIES...............................................14
           LOAN PARTICIPATIONS..................................................15
           FOREIGN SECURITIES...................................................15
           OPTIONS ON EQUITY SECURITIES.........................................16
           OPTIONS ON DEBT SECURITIES...........................................17
           OPTIONS ON STOCK INDICES.............................................18
           OPTIONS ON FOREIGN CURRENCIES........................................18
           FUTURES CONTRACTS....................................................19
           OPTIONS ON FUTURES CONTRACTS.........................................19
           REPURCHASE AGREEMENTS................................................20
           REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS.......................20
           WHEN-ISSUED AND DELAYED DELIVERY SECURITIES..........................20
           SHORT SALES..........................................................20
           SHORT SALES AGAINST THE BOX..........................................21
           INTEREST RATE SWAPS..................................................21
           LOANS OF PORTFOLIO SECURITIES........................................21

INVESTMENT RESTRICTIONS APPLICABLE TO THE PORTFOLIOS............................21

INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES.................................22

PURCHASE AND REDEMPTION OF SHARES...............................................22

DETERMINATION OF NET ASSET VALUE................................................23

DIVIDENDS, DISTRIBUTIONS, AND TAXES.............................................24

OTHER INFORMATION CONCERNING THE SERIES FUND....................................25
           INCORPORATION AND AUTHORIZED STOCK...................................25
           VOTING RIGHTS........................................................25
           MONITORING FOR POSSIBLE CONFLICT.....................................25
           PERIODIC REPORTS.....................................................26
           PORTFOLIO BROKERAGE AND RELATED PRACTICES............................26
           TRANSFER AGENT AND DIVIDEND DISBURSING AGENT.........................26
           YEAR 2000 ...........................................................26
           ADDITIONAL INFORMATION...............................................26

APPENDIX: SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO MAY CURRENTLY INVEST...A1

                        THE PRUDENTIAL SERIES FUND, INC.
                              FINANCIAL HIGHLIGHTS
           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED)

The following highlights for the two years ended December 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. In addition, the financial highlights for each of the years prior to and including the period ended December 31, 1995 have been audited by other independent auditors, whose report thereon was also unqualified. Price Waterhouse LLP's report is included in the Statement of Additional Information.

                                                                MONEY MARKET
                    ----------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED
                                                                DECEMBER 31,
                    ----------------------------------------------------------------------------------------------------
                      1997      1996    1995(a)   1994(a)     1993(a)   1992(a)   1991(a)   1990(a)   1989(a)   1988(a)
                    --------  --------  --------  --------    --------  --------  --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value,
  beginning of
  year............  $  10.00  $  10.00  $  10.00  $  10.00    $  10.00  $  10.00  $  10.00  $  10.00  $  10.00  $  10.00
                    --------  --------  --------  --------    --------  --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income and net
  realized
  gains...........      0.54      0.51      0.56      0.40        0.29      0.37      0.60      0.78      0.88      0.72
Dividends and
  distributions...     (0.54)    (0.51)    (0.56)    (0.40)      (0.29)    (0.37)    (0.60)    (0.78)    (0.88)    (0.72)
                    --------  --------  --------  --------    --------  --------  --------  --------  --------  --------
Net Asset Value,
  end of year.....  $  10.00  $  10.00  $  10.00  $  10.00    $  10.00  $  10.00  $  10.00  $  10.00  $  10.00  $  10.00
                    --------  --------  --------  --------    --------  --------  --------  --------  --------  --------
                    --------  --------  --------  --------    --------  --------  --------  --------  --------  --------
TOTAL INVESTMENT
  RETURN(b).......      5.41%     5.22%     5.80%     4.05%       2.95%     3.79%     6.16%     8.16%     9.25%     7.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  year (in
  millions).......    $657.5    $668.8    $613.3    $583.3      $474.7    $528.7    $529.6    $434.2    $236.1    $155.9
Ratios to average
  net assets:
  Expenses........      0.43%     0.44%     0.44%     0.47%       0.45%     0.47%     0.46%     0.50%     0.55%     0.57%
  Net investment
    income........      5.28%     5.10%     5.64%     4.02%       2.90%     3.72%     5.96%     7.80%     8.77%     7.17%

                                                              DIVERSIFIED BOND
                    ----------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED
                                                                DECEMBER 31,
                    ----------------------------------------------------------------------------------------------------
                      1997      1996    1995(a)   1994(a)     1993(a)   1992(a)   1991(a)   1990(a)   1989(a)   1988(a)
                    --------  --------  --------  --------    --------  --------  --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value,
  beginning of
  year............  $  11.07  $  11.31  $  10.04  $  11.10    $  10.83  $  11.00  $  10.33  $  10.32  $   9.94  $  10.04
                    --------  --------  --------  --------    --------  --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment
  income..........      0.80      0.76      0.76      0.68        0.68      0.76      0.80      0.83      0.89      0.88
Net realized and
  unrealized gains
  (losses) on
  investments.....      0.11     (0.27)     1.29     (1.04)       0.40      0.01      0.84     (0.01)     0.42     (0.07)
                    --------  --------  --------  --------    --------  --------  --------  --------  --------  --------
    Total from
      investment
     operations...      0.91      0.49      2.05     (0.36)       1.08      0.77      1.64      0.82      1.31      0.81
                    --------  --------  --------  --------    --------  --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
Dividends from net
  investment
  income..........     (0.83)    (0.73)    (0.75)    (0.68)      (0.66)    (0.72)    (0.78)    (0.81)    (0.85)    (0.91)
Distributions from
  net realized
  gains...........     (0.13)       --     (0.03)    (0.02)      (0.15)    (0.22)    (0.19)       --     (0.08)       --
                    --------  --------  --------  --------    --------  --------  --------  --------  --------  --------
    Total
  distributions...     (0.96)    (0.73)    (0.78)    (0.70)      (0.81)    (0.94)    (0.97)    (0.81)    (0.93)    (0.91)
                    --------  --------  --------  --------    --------  --------  --------  --------  --------  --------
Net Asset Value,
  end of year.....  $  11.02  $  11.07  $  11.31  $  10.04    $  11.10  $  10.83  $  11.00  $  10.33  $  10.32  $   9.94
                    --------  --------  --------  --------    --------  --------  --------  --------  --------  --------
                    --------  --------  --------  --------    --------  --------  --------  --------  --------  --------
TOTAL INVESTMENT
  RETURN(b).......      8.57%     4.40%    20.73%    (3.23)%     10.13%     7.19%    16.44%     8.32%    13.49%     8.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  year (in
  millions).......    $816.7    $720.2    $655.8    $541.6      $576.2    $428.8    $318.7    $227.7    $191.1    $148.8
Ratios to average
  net assets:
  Expenses........      0.43%     0.45%     0.44%     0.45%       0.46%     0.47%     0.49%     0.47%     0.53%     0.53%
  Net investment
    income........      7.18%     6.89%     7.00%     6.41%       6.05%     6.89%     7.43%     8.06%     8.56%     8.52%
Portfolio turnover
  rate............       224%      210%      199%       32%         41%       61%      131%       42%      273%      222%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

This information should be read in conjunction with the financial statements of The Prudential Series Fund, Inc. and notes thereto, which appear in the Statement of Additional Information.

Further information about performance of the portfolios is contained in the Annual Report to Contract Owners which may be obtained without charge.

                                1 - SERIES FUND

                        THE PRUDENTIAL SERIES FUND, INC.
                              FINANCIAL HIGHLIGHTS
           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED)

The following highlights for the two years ended December 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. In addition, the financial highlights for each of the years prior to and including the period ended December 31, 1995 have been audited by other independent auditors, whose report thereon was also unqualified. Price Waterhouse LLP's report is included in the Statement of Additional Information.

                                                                HIGH YIELD BOND
                    --------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED
                                                                  DECEMBER 31,
                    --------------------------------------------------------------------------------------------------------
                      1997      1996    1995(a)   1994(a)     1993(a)   1992(a)   1991(a)   1990(a)     1989(a)     1988(a)
                    --------  --------  --------  --------    --------  --------  --------  --------    --------    --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value,
  beginning of
  year............  $   7.87  $   7.80  $   7.37  $   8.41    $   7.72  $   7.21  $   5.84  $   7.67    $   8.90    $   8.74
                    --------  --------  --------  --------    --------  --------  --------  --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment
  income..........      0.78      0.80      0.81      0.87        0.82      0.82      0.83      0.94        1.07        1.07
Net realized and
  unrealized gains
  (losses) on
  investments.....      0.26      0.06      0.46     (1.10)       0.63      0.42      1.40     (1.79)      (1.22)       0.06
                    --------  --------  --------  --------    --------  --------  --------  --------    --------    --------
    Total from
      investment
     operations...      1.04      0.86      1.27     (0.23)       1.45      1.24      2.23     (0.85)      (0.15)       1.13
                    --------  --------  --------  --------    --------  --------  --------  --------    --------    --------
LESS DISTRIBUTIONS:
Dividends from net
  investment
  income..........     (0.77)    (0.78)    (0.84)    (0.81)      (0.76)    (0.73)    (0.86)    (0.98)      (1.08)      (0.97)
Dividends in
  excess of net
  investment
  income..........        --     (0.01)       --        --          --        --        --        --          --          --
                    --------  --------  --------  --------    --------  --------  --------  --------    --------    --------
    Total
  distributions...     (0.77)    (0.79)    (0.84)    (0.81)      (0.76)    (0.73)    (0.86)    (0.98)      (1.08)      (0.97)
                    --------  --------  --------  --------    --------  --------  --------  --------    --------    --------
Net Asset Value,
  end of year.....  $   8.14  $   7.87  $   7.80  $   7.37    $   8.41  $   7.72  $   7.21  $   5.84    $   7.67    $   8.90
                    --------  --------  --------  --------    --------  --------  --------  --------    --------    --------
                    --------  --------  --------  --------    --------  --------  --------  --------    --------    --------
TOTAL INVESTMENT
  RETURN(b).......     13.78%    11.39%    17.56%    (2.72)%     19.27%    17.54%    39.71%   (11.84)%     (2.05)%     13.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  year (in
  millions).......    $568.7    $432.9    $367.9    $306.2      $282.9    $153.7     $78.7     $49.8       $60.0       $65.8
Ratios to average
  net assets:
  Expenses........      0.57%     0.63%     0.61%     0.65%       0.65%     0.70%     0.75%     0.75%       0.71%       0.75%
  Net investment
    income........      9.78%     9.89%    10.34%     9.88%       9.91%    10.67%    12.05%    13.42%      12.29%      11.60%
Portfolio turnover
  rate............       106%       88%      139%       69%         96%       75%       57%       35%         61%         71%

                                                                  STOCK INDEX
                    -------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED
                                                                 DECEMBER 31,
                    -------------------------------------------------------------------------------------------------------
                      1997       1996      1995(a)   1994(a)   1993(a)   1992(a)   1991(a)   1990(a)     1989(a)   1988(a)
                    ---------  ---------  ---------  --------  --------  --------  --------  --------    --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value,
  beginning of
  year............  $   23.74  $   19.96  $   14.96  $  15.20  $  14.22  $  13.61  $  10.76  $  11.73    $   9.45  $   8.53
                    ---------  ---------  ---------  --------  --------  --------  --------  --------    --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment
  income..........       0.43       0.40       0.40      0.38      0.36      0.35      0.35      0.36        0.33      0.36
Net realized and
  unrealized gains
  (losses) on
  investments.....       7.34       4.06       5.13     (0.23)     1.00      0.60      2.82     (0.79)       2.57      0.95
                    ---------  ---------  ---------  --------  --------  --------  --------  --------    --------  --------
    Total from
      investment
     operations...       7.77       4.46       5.53      0.15      1.36      0.95      3.17     (0.43)       2.90      1.31
                    ---------  ---------  ---------  --------  --------  --------  --------  --------    --------  --------
LESS DISTRIBUTIONS:
Dividends from net
  investment
  income..........      (0.42)     (0.40)     (0.38)    (0.37)    (0.35)    (0.33)    (0.31)    (0.31)      (0.35)    (0.39)
Distributions from
  net realized
  gains...........      (0.87)     (0.28)     (0.15)    (0.02)    (0.03)    (0.01)    (0.01)    (0.23)      (0.27)       --
                    ---------  ---------  ---------  --------  --------  --------  --------  --------    --------  --------
    Total
  distributions...      (1.29)     (0.68)     (0.53)    (0.39)    (0.38)    (0.34)    (0.32)    (0.54)      (0.62)    (0.39)
                    ---------  ---------  ---------  --------  --------  --------  --------  --------    --------  --------
Net Asset Value,
  end of year.....  $   30.22  $   23.74  $   19.96  $  14.96  $  15.20  $  14.22  $  13.61  $  10.76    $  11.73  $   9.45
                    ---------  ---------  ---------  --------  --------  --------  --------  --------    --------  --------
                    ---------  ---------  ---------  --------  --------  --------  --------  --------    --------  --------
TOTAL INVESTMENT
  RETURN(b).......      32.83%     22.57%     37.06%     1.01%     9.66%     7.13%    29.72%    (3.63)%     30.93%    15.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  year (in
  millions).......   $2,448.2   $1,581.4   $1,031.3    $664.5    $615.1    $433.5    $236.9    $104.5       $53.8     $36.0
Ratios to average
  net assets:
  Expenses........       0.37%      0.40%      0.38%     0.42%     0.42%     0.46%     0.47%     0.60%       0.69%     0.78%
  Net investment
    income........       1.55%      1.95%      2.27%     2.50%     2.43%     2.56%     2.82%     3.23%       2.95%     3.87%
Portfolio turnover
  rate............          5%         1%         1%        2%        1%        1%        1%       18%         15%       16%
Average commission
  rate paid per
  share...........    $0.0235    $0.0250        N/A       N/A       N/A       N/A       N/A       N/A         N/A       N/A

(a) Calculations are based on average month-end shares outstanding.
(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

This information should be read in conjunction with the financial statements of The Prudential Series Fund, Inc. and notes thereto, which appear in the Statement of Additional Information.

Further information about performance of the portfolios is contained in the Annual Report to Contract Owners which may be obtained without charge.

                                2 - SERIES FUND

                        THE PRUDENTIAL SERIES FUND, INC.
                              FINANCIAL HIGHLIGHTS
           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED)

The following highlights for the two years ended December 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. In addition, the financial highlights for each of the years prior to and including the period ended December 31, 1995 have been audited by other independent auditors, whose report thereon was also unqualified. Price Waterhouse LLP's report is included in the Statement of Additional Information.

                                                                  EQUITY INCOME
                    ----------------------------------------------------------------------------------------------------------
                                                                                                                      FEBRUARY
                                                                                                                        19,
                                                                                                                      1988(d)
                                                              YEAR ENDED                                                 TO
                                                             DECEMBER 31,                                             DECEMBER
                    -----------------------------------------------------------------------------------------------     31,
                      1997       1996     1995(a)    1994(a)    1993(a)    1992(a)    1991(a)    1990(a)   1989(a)    1988(a)
                    --------   --------   --------   --------   --------   --------   --------   -------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value,
  beginning of
  period..........  $  18.51   $  16.27   $  14.48   $ 15.66    $ 13.67    $ 13.21    $ 11.24    $12.25    $ 10.62    $ 10.13
                    --------   --------   --------   --------   --------   --------   --------   -------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment
  income..........      0.61       0.58       0.64      0.67       0.55       0.58       0.58      0.51       0.54       0.45
Net realized and
  unrealized gains
  (losses) on
  investments.....      6.06       2.88       2.50     (0.45)      2.46       0.72       2.43     (0.98)      1.84       0.69
                    --------   --------   --------   --------   --------   --------   --------   -------   --------   --------
    Total from
      investment
     operations...      6.67       3.46       3.14      0.22       3.01       1.30       3.01     (0.47)      2.38       1.14
                    --------   --------   --------   --------   --------   --------   --------   -------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net
  investment
  income..........     (0.57)     (0.71)     (0.62)    (0.56)     (0.50)     (0.52)     (0.54)    (0.46)     (0.46)     (0.42)
Distributions from
  net realized
  gains...........     (2.22)     (0.51)     (0.73)    (0.82)     (0.52)     (0.32)     (0.50)    (0.08)     (0.29)     (0.23)
                    --------   --------   --------   --------   --------   --------   --------   -------   --------   --------
    Total
  distributions...     (2.79)     (1.22)     (1.35)    (1.38)     (1.02)     (0.84)     (1.04)    (0.54)     (0.75)     (0.65)
                    --------   --------   --------   --------   --------   --------   --------   -------   --------   --------
Net Asset Value,
  end of period...  $  22.39   $  18.51   $  16.27   $ 14.50    $ 15.66    $ 13.67    $ 13.21    $11.24    $ 12.25    $ 10.62
                    --------   --------   --------   --------   --------   --------   --------   -------   --------   --------
                    --------   --------   --------   --------   --------   --------   --------   -------   --------   --------
TOTAL INVESTMENT
  RETURN(b).......     36.61%     21.74%     21.70%     1.44%     22.28%     10.14%     27.50%    (3.73)%    22.67%     11.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (in
  millions).......  $2,029.8   $1,363.5   $1,110.0    $859.7     $602.8     $234.4     $106.9     $55.5      $34.9      $11.3
Ratios to average
  net assets:
  Expenses........      0.41%      0.45%      0.43%     0.52%      0.54%      0.57%      0.57%     0.60%      0.74%      0.64%(c)
  Net investment
    income........      2.90%      3.36%      4.00%     3.92%      3.56%      4.32%      4.53%     4.53%      4.48%      4.08%(c)
Portfolio turnover
  rate............        38%        21%        64%       63%        41%        40%        60%       55%        57%        61%
Average commission
  rate paid per
  share...........   $0.0566    $0.0553        N/A       N/A        N/A        N/A        N/A       N/A        N/A        N/A

                                                                     EQUITY
                    ---------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED
                                                                  DECEMBER 31,
                    ---------------------------------------------------------------------------------------------------------
                      1997       1996      1995(a)   1994(a)     1993(a)    1992(a)    1991(a)   1990(a)   1989(a)   1988(a)
                    ---------  ---------  ---------  --------    --------  ---------  ---------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value,
  beginning of
  year............  $   26.96  $   25.64  $   20.66  $  21.49    $  18.90  $   17.91  $   15.45  $  18.54  $  15.46  $  13.62
                    ---------  ---------  ---------  --------    --------  ---------  ---------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment
  income..........       0.69       0.71       0.55      0.51        0.42       0.44       0.48      0.58      0.47      0.40
Net realized and
  unrealized gains
  (losses) on
  investments.....       5.88       3.88       5.89      0.05        3.67       2.05       3.42     (1.58)     4.07      1.91
                    ---------  ---------  ---------  --------    --------  ---------  ---------  --------  --------  --------
    Total from
      investment
     operations...       6.57       4.59       6.44      0.56        4.09       2.49       3.90     (1.00)     4.54      2.31
                    ---------  ---------  ---------  --------    --------  ---------  ---------  --------  --------  --------
LESS DISTRIBUTIONS:
Dividends from net
  investment
  income..........      (0.70)     (0.67)     (0.52)    (0.49)      (0.40)     (0.44)     (0.48)    (0.56)    (0.50)    (0.47)
Distributions from
  net realized
  gains...........      (1.76)     (2.60)     (0.94)    (0.90)      (1.10)     (1.06)     (0.96)    (1.53)    (0.96)       --
                    ---------  ---------  ---------  --------    --------  ---------  ---------  --------  --------  --------
    Total
  distributions...      (2.46)     (3.27)     (1.46)    (1.39)      (1.50)     (1.50)     (1.44)    (2.09)    (1.46)    (0.47)
                    ---------  ---------  ---------  --------    --------  ---------  ---------  --------  --------  --------
Net Asset Value,
  end of year.....  $   31.07  $   26.96  $   25.64  $  20.66    $  21.49  $   18.90  $   17.91  $  15.45  $  18.54  $  15.46
                    ---------  ---------  ---------  --------    --------  ---------  ---------  --------  --------  --------
                    ---------  ---------  ---------  --------    --------  ---------  ---------  --------  --------  --------
TOTAL INVESTMENT
  RETURN(b).......      24.66%     18.52%     31.29%     2.78%      21.87%     14.17%     26.01%    (5.21)%    29.73%    17.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  year (in
  millions).......   $6,024.0   $4,814.0   $3,813.8  $2,617.8    $2,186.5   $1,416.6   $1,032.8    $700.5    $675.5    $500.1
Ratios to average
  net assets:
  Expenses........       0.46%      0.50%      0.48%     0.55%       0.53%      0.53%      0.51%     0.56%     0.56%     0.57%
  Net investment
    income........       2.27%      2.54%      2.28%     2.39%       1.99%      2.33%      2.66%     3.37%     2.66%     2.67%
Portfolio turnover
  rate............         13%        20%        18%        7%         13%        16%        21%       85%       74%       62%
Average commission
  rate paid per
  share...........    $0.0336    $0.0524        N/A       N/A         N/A        N/A        N/A       N/A       N/A       N/A

(a) Calculations are based on average month-end shares outstanding.
(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a one year are not annualized.
(c) Annualized.
(d) Commencement of investment operations.

This information should be read in conjunction with the financial statements of The Prudential Series Fund, Inc. and notes thereto, which appear in the Statement of Additional Information.

Further information about performance of the portfolios is contained in the Annual Report to Contract Owners which may be obtained without charge.

                                3 - SERIES FUND

                        THE PRUDENTIAL SERIES FUND, INC.
                              FINANCIAL HIGHLIGHTS
           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED)

The following highlights for the two years ended December 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. In addition, the financial highlights for each of the years prior to and including the period ended December 31, 1995 have been audited by other independent auditors, whose report thereon was also unqualified. Price Waterhouse LLP's report is included in the Statement of Additional Information.

                                                    PRUDENTIAL JENNISON
                                         -----------------------------------------
                                             YEAR ENDED
                                            DECEMBER 31,       APRIL 25, 1995(d)
                                         ------------------           TO
                                           1997      1996    DECEMBER 31, 1995(a)
                                         --------  --------  ---------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...  $  14.32  $  12.55         $  10.00
                                         --------  --------         --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................      0.04      0.02             0.02
Net realized and unrealized gains on
  investments..........................      4.48      1.78             2.54
                                         --------  --------         --------
    Total from investment operations...      4.52      1.80             2.56
                                         --------  --------         --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.04)    (0.03)           (0.01)
Distributions from net realized
  gains................................     (1.07)       --               --
                                         --------  --------         --------
    Total distributions................     (1.11)    (0.03)           (0.01)
                                         --------  --------         --------
Net Asset Value, end of period.........  $  17.73  $  14.32         $  12.55
                                         --------  --------         --------
                                         --------  --------         --------
TOTAL INVESTMENT RETURN(b).............     31.71%    14.41%           24.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................    $495.9    $226.5            $63.1
Ratios to average net assets:
  Expenses.............................      0.64%     0.66%            0.79%(c)
  Net investment income................      0.25%     0.20%            0.15%(c)
Portfolio turnover rate................        60%       46%              37%
Average commission rate paid per
  share................................   $0.0590   $0.0603              N/A

                                                                       GLOBAL
                    -------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED                                            SEPTEMBER 19,
                                                             DECEMBER 31,                                            1988(d) TO
                    ----------------------------------------------------------------------------------------------  DECEMBER 31,
                      1997      1996    1995(a)   1994(a)     1993(a)   1992(a)     1991(a)   1990(a)     1989(a)      1988(a)
                    --------  --------  --------  --------    --------  --------    --------  --------    --------  -------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value,
  beginning of
  year............  $  17.85  $  15.53  $  13.88  $  14.64    $  10.37  $  10.79    $   9.87  $  11.55    $  10.51    $   9.82
                    --------  --------  --------  --------    --------  --------    --------  --------    --------  -------------
INCOME FROM INVESTMENT OPERATIONS
Net investment
  income..........      0.09      0.11      0.06      0.02        0.02      0.05        0.09      0.20        0.08        0.05
Net realized and
  unrealized gains
  (losses) on
  investments.....      1.11      2.94      2.14     (0.74)       4.44     (0.42)       1.02     (1.80)       1.81        0.79
                    --------  --------  --------  --------    --------  --------    --------  --------    --------  -------------
    Total from
      investment
     operations...      1.20      3.05      2.20     (0.72)       4.46     (0.37)       1.11     (1.60)       1.89        0.84
                    --------  --------  --------  --------    --------  --------    --------  --------    --------  -------------
LESS DISTRIBUTIONS:
Dividends from net
  investment
  income..........     (0.13)    (0.11)    (0.24)    (0.02)      (0.08)    (0.05)      (0.10)    (0.07)      (0.07)      (0.15)
Dividends in
  excess of net
  investment
  income..........     (0.10)       --        --        --          --        --          --        --          --          --
Distributions from
  net realized
  gains...........     (0.90)    (0.62)    (0.31)    (0.02)      (0.11)       --       (0.09)    (0.01)      (0.78)         --
                    --------  --------  --------  --------    --------  --------    --------  --------    --------  -------------
    Total
  distributions...     (1.13)    (0.73)    (0.55)    (0.04)      (0.19)    (0.05)      (0.19)    (0.08)      (0.85)      (0.15)
                    --------  --------  --------  --------    --------  --------    --------  --------    --------  -------------
Net Asset Value,
  end of year.....  $  17.92  $  17.85  $  15.53  $  13.88    $  14.64  $  10.37    $  10.79  $   9.87    $  11.55    $  10.51
                    --------  --------  --------  --------    --------  --------    --------  --------    --------  -------------
                    --------  --------  --------  --------    --------  --------    --------  --------    --------  -------------
TOTAL INVESTMENT
  RETURN(b).......      6.98%    19.97%    15.88%    (4.89)%     43.14%    (3.42)%     11.39%   (12.91)%     18.82%       8.57%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  year (in
  millions).......    $638.4    $580.6    $400.1    $345.7      $129.1     $34.0       $34.3     $26.2       $29.4       $26.9
Ratios to average
  net assets:
  Expenses........      0.85%     0.92%     1.06%     1.23%       1.44%     1.87%       1.62%     1.67%       1.47%       0.42%(c)
  Net investment
    income........      0.47%     0.64%     0.44%     0.20%       0.18%     0.49%       0.92%     1.92%       0.70%       0.51%(c)
Portfolio turnover
  rate............        70%       41%       59%       37%         55%       78%        136%       43%         48%          6%
Average commission
  rate paid per
  share...........   $0.0247   $0.0358       N/A       N/A         N/A       N/A         N/A       N/A         N/A         N/A

(a) Calculations are based on average month-end shares outstanding.
(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.
(c) Annualized
(d) Commencement of Operations

This information should be read in conjunction with the financial statements of The Prudential Series Fund, Inc. and notes thereto, which appear in the Statement of Additional Information.

Further information about performance of the portfolios is contained in the Annual Report to Contract Owners which may be obtained without charge.

                                4 - SERIES FUND

                           PORTFOLIO RATES OF RETURN

The following table, based upon the immediately preceding financial highlights for the Series Fund, shows first the average annual compounded net rates of return for each Portfolio for the year ended December 31, 1997, for the 5 year and 10 year periods ending on that date, and from the inception date of each Portfolio to December 31, 1997. These rates of return should not be regarded as an estimate or prediction of future performance. They may be useful in assessing the competence and performance of the Series Fund's investment advisor and in helping you to decide which portfolios to choose. THIS INFORMATION RELATES ONLY TO THE SERIES FUND AND DOES NOT REFLECT THE VARIOUS OTHER CHARGES MADE UNDER THE CONTRACTS.

                                                          5 YEARS     10 YEARS    INCEPTION TO
                              INCEPTION    YEAR ENDED      ENDED        ENDED         DATE
        PORTFOLIO               DATE        12/31/97     12/31/97     12/31/97      12/31/97
--------------------------  -------------  -----------  -----------  -----------  -------------
MONEY MARKET                       5/83          5.41%        4.68%        5.80%         6.46%
DIVERSIFIED BOND                   5/83          8.57%        7.84%        9.24%         9.39%
HIGH YIELD BOND                    2/87         13.78%       11.57%       10.69%         9.30%
STOCK INDEX                       10/87         32.83%       19.84%       17.47%        17.92%
EQUITY INCOME                      2/88         36.61%       20.22%         N/A         16.82%
EQUITY                             5/83         24.66%       19.43%       17.54%        15.55%
PRUDENTIAL JENNISON                5/95         31.71%         N/A          N/A         26.97%
GLOBAL                             9/88          6.98%       15.10%         N/A         10.10%

                                5 - SERIES FUND

                                 THE SERIES FUND

The Prudential Series Fund, Inc. (the "Series Fund"), a diversified open-end management investment company, is a Maryland corporation organized on November 15, 1982. The DISCOVERY SELECT(SM) Annuity Contract may currently invest in eight of the Series Fund's portfolios: the Money Market Portfolio, the Diversified Bond Portfolio, the High Yield Bond Portfolio, the Stock Index Portfolio, the Equity Income Portfolio, the Equity Portfolio, the Prudential Jennison Portfolio, and the Global Portfolio. Each portfolio is, for investment purposes, in effect a separate investment fund, and a separate class of capital stock is issued for each portfolio. In other respects the Series Fund is treated as one entity. Each share of capital stock issued with respect to a portfolio has a pro-rata interest in the assets of that portfolio and has no interest in the assets of any other portfolio. Each portfolio bears its own liabilities and also its proportionate share of the general liabilities of the Series Fund. The Series Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified, management investment company. This registration does not imply any supervision by the Securities and Exchange Commission ("SEC") over the Series Fund's management or its investment policies or practices.

                         THE ACCOUNTS AND THE CONTRACTS

Shares in the Series Fund are currently sold only to separate accounts of The Prudential Insurance Company of America ("Prudential") and certain other insurers to fund benefits under variable life insurance and variable annuity contracts issued by those Companies. All the separate accounts are referred to as the "Accounts," and all the contracts are referred to as the "Contracts." Each Contract owner allocates the net premiums and the assets relating to the Contract, within the limitations described in the Contracts, among the subaccounts of the Accounts which in turn invest in the corresponding portfolios of the Series Fund. Not all portfolios of the Series Fund are currently available to all Contracts. The attached prospectus for the Contracts lists the portfolios that are currently available and describes the particular type of Contract selected and the relationship between changes in the value of shares of each portfolio and changes in the benefits payable under the Contracts. The rights of the Accounts as shareholders should be distinguished from the rights of a Contract owner which are described in the Contracts. The terms "shareholder" or "shareholders" in this prospectus refer to the Accounts.

                               INVESTMENT MANAGER

Prudential is the investment manager of the Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777.

Prudential has entered into a Service Agreement with its wholly-owned subsidiary, The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to Prudential such services as Prudential may require in connection with the performance of its obligations under an Investment Advisory Agreement with the Series Fund. One of PIC's business groups is Prudential Investments. In addition, Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary Jennison Associates LLC ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. See INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES, page 22.

Prudential will continue to have responsibility for all investment advisory services under its Investment Advisory Agreement with respect to the Series Fund.

                       INVESTMENT OBJECTIVES AND POLICIES
                                OF THE PORTFOLIOS

Each portfolio of the Series Fund has a different investment objective which it pursues through separate investment policies as described below. Since each portfolio has a different investment objective, each can be expected to have different investment results and incur different market and financial risks. The Series Fund may in the future establish other portfolios with different investment objectives.

The investment objectives of each portfolio are fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the portfolio affected (which for this purpose and under the 1940 Act means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares). The policies by which a portfolio seeks to achieve its investment objectives, however, are not fundamental. They may be changed by the Board of Directors of the Series Fund without the approval of the shareholders.

The portfolio turnover rate of the portfolios that were available for investment as of December 31, 1997 can be found in the FINANCIAL HIGHLIGHTS table on pages 1 through 4. The portfolio turnover rate is, generally, the percentage computed by dividing the lesser of portfolio purchases or sales by the average value of the portfolio,

                                 6 - Series Fund
in each case excluding securities with maturities of 1 year or less. Generally, the higher the portfolio turnover rate, the greater the brokerage costs incurred by a portfolio.

The following paragraphs describe the investment objectives and policies of each portfolio. There is no guarantee that any of these objectives will be met.

FIXED INCOME PORTFOLIOS

MONEY MARKET PORTFOLIO. The objective of this portfolio is to achieve, through investment in high-quality short-term debt obligations, the maximum current income that is consistent with stability of capital and maintenance of liquidity.

The portfolio seeks to achieve this objective by following the policy of investing primarily in money market instruments denominated in U.S. dollars that mature in 397 days or less from the date the portfolio acquires them. Money market instruments include short-term obligations of the United States and foreign governments, their agencies, instrumentalities, and political subdivisions, and of domestic and foreign banks and corporations. They also include commercial paper, other corporate obligations, obligations of savings and loan associations and savings banks, and variable amount demand master notes. The portfolio may also enter into repurchase and reverse repurchase agreements and may purchase and sell securities on a when-issued and delayed delivery basis. These investment techniques may involve additional risks. A detailed description of the money market instruments in which the portfolio may invest, of the repurchase and reverse repurchase agreements it may enter into, and of the risks associated with those instruments and agreements may be found in the Appendix to this prospectus.

Because of the high quality, short-term nature of the portfolio's holdings, increases in the value of an investment in the portfolio will be derived almost entirely from interest on the securities held by it. Accordingly, the results for the portfolio are subject to the risk of fluctuation in short-term interest rates.

DIVERSIFIED BOND PORTFOLIO. The objective of this portfolio is to achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed income securities that provide attractive yields but do not involve substantial risk of loss of capital through default.

The portfolio seeks to achieve this objective by following the policies of purchasing primarily debt securities of investment grade or, if not rated, of comparable quality in the opinion of the portfolio manager and of investing from time to time a portion of its assets in high quality money market instruments of the kind held in the Money Market Portfolio as described in the Appendix to this prospectus. Moreover, when conditions dictate a temporary defensive strategy or during temporary periods of portfolio structuring and restructuring, the Diversified Bond Portfolio may invest, without limit, in high quality money market instruments of the kind held by the Money Market Portfolio.

Since the value of fixed income securities generally fluctuates inversely with changes in interest rates, the proportions of intermediate or longer-term securities and short-term debt obligations held in the portfolio will vary to reflect Prudential's assessment of prospective changes in interest rates, so that the portfolio may benefit from relative price appreciation when interest rates decline and suffer lesser declines in value when interest rates rise. The success of this strategy will depend on Prudential's ability to forecast changes in interest rates, and there is a corresponding risk that the value of the securities held in the portfolio will decline.

At least 80% of the portfolio's holdings (including short-term debt obligations) will generally consist of debt securities that at the time of purchase have a rating within the four highest grades determined by Moody's Investor Services, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), or a similar nationally-recognized rating service. The portfolio may retain a security whose rating has dropped below the four highest grades as determined by a commercial rating service. Without limitation, the portfolio may invest in obligations of the U.S. Government and its agencies and instrumentalities. The Appendix to the statement of additional information defines the ratings that are given to debt securities by Moody's and S&P and describes the standards applied by them in assigning these ratings.

The remaining assets of the portfolio may be invested in, among other things, debt securities that are not rated within the four highest grades or convertible debt securities, preferred stocks or convertible preferred stocks of any quality. On occasion, however, the portfolio may acquire common stock, not through direct investment but by the conversion of convertible debt securities or the exercise of warrants. For additional information regarding warrants, see INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS in the statement of additional information. No more than 10% of the value of the total assets of the portfolio will be held in common stocks, and those will usually be sold as soon as a favorable opportunity is available.

The portfolio may invest up to 20% of its total assets in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. For additional information regarding such securities, see FOREIGN SECURITIES, page 15.


                                 7 - Series Fund

In addition, the portfolio may: (i) purchase and sell options on debt securities; (ii) purchase and sell interest rate futures contracts and options thereon; (iii) purchase securities on a when-issued or delayed delivery basis;
(iv) use interest rate swaps; and (v) make short sales. These techniques are described on pages 17 through 21, and further information about some of them is included in the statement of additional information.

Barbara Kenworthy, Managing Director, Prudential Investments, has been portfolio manager of the Diversified Bond Portfolio since 1995. Ms. Kenworthy is also portfolio manager of the Prudential Diversified Bond Fund, Inc., the Prudential Government Income Fund, Inc., and the Government Income and Zero Coupon Bond Portfolios 2000 and 2005 of the Series Fund. Prior to 1994, Ms. Kenworthy was a portfolio manager and president of several taxable fixed-income funds for The Dreyfus Corp.

HIGH YIELD BOND PORTFOLIOS

HIGH YIELD BOND PORTFOLIO. The objective of this portfolio is to achieve a high total return through investment in a diversified portfolio of high yield/high risk fixed income securities.

The portfolio seeks to achieve its objective by following a policy of generally investing in fixed income securities rated in the medium to lower categories by recognized rating services or in unrated fixed income securities of comparable quality. The portfolio expects to invest principally in fixed income securities rated Baa or lower by Moody's, or BBB or lower by S&P. These securities are sometimes known as "junk bonds." Corporate bonds which are rated Baa by Moody's are described by Moody's as being investment grade, but are also characterized as having speculative characteristics. Corporate bonds rated below Baa by Moody's and BBB by S&P are considered speculative. A description of corporate bond ratings is contained in the Appendix to the statement of additional information.

Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investments in high yield/high risk securities which carry medium to lower ratings and in comparable non-rated securities. Investors should understand that such securities are not generally meant for short-term investing.

The achievement of the portfolio's investment objectives will depend on Prudential's analytical and portfolio management skills. These skills are more important in connection with the investment in medium to lower rated and comparable unrated securities and to the portfolio's performance than would be the case if the portfolio invested in higher quality fixed income securities. In selecting securities for the portfolio, Prudential will evaluate, among other things, an issuer's financial history, condition, prospects and management. A credit rating assigned by a commercial rating service will not measure the market risk of high yield/high risk bonds and may not be a timely reflection of the condition and economic viability of an individual issuer. In its credit analysis, Prudential therefore will not rely principally on the ratings assigned by the ratings services (e.g., Moody's and S&P), although such ratings will be considered. Through careful selection and by investment in a diversified mix of securities, Prudential will seek to reduce the risks that are associated with investing in medium to lower rated and comparable unrated debt securities.

Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). The value of the fixed income securities in the portfolio will be directly impacted by the market perception of the creditworthiness of the securities' issuers and will fluctuate inversely with changes in interest rates. Lower rated or unrated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. For example, because investors generally perceive that there are greater risks associated with investing in medium or lower rated securities, the yields and prices of such securities may tend to fluctuate more than those of higher rated securities. Moreover, in the lower quality segments of the fixed income securities market, changes in perception of the creditworthiness of individual issuers tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market. The yield and price of medium to lower rated securities therefore may experience greater volatility than is the case with higher rated securities. Prudential considers both credit risk and market risk in selecting securities for the portfolio. By holding a diversified selection of such securities, the portfolio seeks to reduce this volatility.

The secondary market for high yield/high risk securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield/high risk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, Prudential could find it more difficult to sell such securities or may be able to sell the securities only at prices lower than if such securities were widely


                                 8 - Series Fund
traded. Prices realized upon the sale of such lower rated or unrated securities therefore may be less than the prices used in calculating the portfolio's net asset value. In the absence of readily available market quotations, high yield/high risk securities will be valued by the Series Fund's Board of Directors using a method that, in the good faith belief of the Board, accurately reflects fair value. Valuing such securities in an illiquid market is a difficult task. The Board's judgment plays a more significant role in valuing such securities than those securities for which more objective market data are available.

From time to time, federal laws have been enacted which have required the divestiture by companies of their investments in high yield bonds and have limited the deductibility of interest by certain corporate issuers of high yield bonds. These types of laws could adversely affect the portfolio's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. There is currently no legislation pending that would adversely impact the market for high yield/high risk securities. However, there can be no assurance that such legislation will not be proposed or enacted in the future.

During the fiscal year ended December 31, 1997, the monthly dollar weighted average ratings of the debt obligations held by the High Yield Bond Portfolio, expressed as a percentage of the portfolio's total investments, were as follows:

--------------------------------------------------------------------------------
                                                          PERCENTAGE OF TOTAL
RATINGS                                                       INVESTMENTS
--------------------------------------------------------------------------------
AAA/Aaa                                                                0%
AA/Aa                                                                  0%
A/A                                                                    0%
BBB/Baa                                                              0.2%
BB/Ba                                                               19.4%
B/B                                                                 49.6%
CCC/Caa or lower                                                    10.1%
Unrated                                                             20.7%
--------------------------------------------------------------------------------

Consistent with its investment objective, the portfolio anticipates that under normal conditions at least 80% of the value of its total assets will be invested in high yield/high risk, medium to lower rated fixed income securities. Fixed income securities appropriate for the portfolio may include both convertible and nonconvertible debt securities and preferred stock. The portfolio will not acquire common stocks, except when attached to or included in a unit with fixed income securities which otherwise would be attractive to the portfolio.

The portfolio may invest up to 20% of its total assets in United States currency denominated fixed-income securities issued outside the United States by foreign and domestic issuers. For additional information regarding such securities, see FOREIGN SECURITIES, page 15.

The portfolio may, when it has temporary cash available, invest in money market instruments of the kind held by the Money Market Portfolio. The portfolio may also invest in commercial paper of domestic corporations that does not meet the quality restrictions applicable to the investments of the Money Market Portfolio. Moreover, when conditions dictate a temporary defensive strategy or during temporary periods of portfolio structuring and restructuring, the High Yield Bond Portfolio may invest, without limit, in high quality money market instruments of the kind held by the Money Market Portfolio. The portfolio may also: (i) purchase and sell options on debt securities; (ii) purchase and sell interest rate futures contracts and options thereon; (iii) purchase securities on a when-issued or delayed delivery basis; (iv) make short sales; and (v) use interest rate swaps. These techniques are described on pages 17 through 21, and further information about some of them is included in the statement of additional information.

Although the portfolio is not expected to engage in substantial short-term trading, it may sell securities it owns without regard to the length of time they have been held. The portfolio's turnover rate is not expected to exceed 150%.

George Edwards, Managing Director, Prudential Investments, has been the manager of the High Yield Bond Portfolio since 1997. Mr. Edwards also manages the Prudential High Yield Total Return Fund, Inc. and co-manages the Prudential Distressed Securities Fund, Inc. Mr. Edwards has held various positions with Prudential Investments since 1985.

DIVERSIFIED STOCK PORTFOLIOS

STOCK INDEX PORTFOLIO. The objective of this portfolio is to achieve investment results that correspond to the price and yield performance of publicly-traded common stocks in the aggregate.


                                 9 - Series Fund

The portfolio seeks to achieve this objective by following the policy of attempting to duplicate the price and yield performance of the S&P 500 Index, an index which represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed among investors as representative of the performance of publicly-traded common stocks as a whole. The S&P 500 Index is composed of 500 selected common stocks, over 95% of which are listed on the New York Stock Exchange ("NYSE"). S&P chooses the stocks to be included in the index on a statistical basis taking into account market values and industry diversification. Inclusion in the index in no way implies an opinion by S&P as to a stock's attractiveness as an investment. "Standard & Poor's," "Standard & Poor's 500" and "500" are trademarks of McGraw Hill, Inc. and have been licensed for use by The Prudential Insurance Company of America and its affiliates and subsidiaries. The Series Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Series Fund. Reference is made to the statement of additional information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

The S&P 500 Index is a "weighted" index in which the weighting of each stock depends on its relative total market value: its market price per share times the number of shares outstanding. Because of this weighting, approximately 11% of the S&P 500 Index's value is accounted for by the stocks of the five largest companies by relative market value. As of December 31, 1997 those companies were: General Electric Co., Coca-Cola Co., Microsoft Corp., Exxon Corp. and Merck & Co., Inc.

This portfolio will not be "managed" in the traditional sense of using economic, financial or market analysis to determine the stocks to be purchased by the portfolio. Rather, the portfolio manager will purchase stocks for the portfolio in proportion to their weighting in the S&P 500 Index. Thus, adverse financial performance by a company will not result in reduction or elimination of the portfolio's holdings of its stock and, conversely, superior financial performance by a company will not lead the portfolio to increase its holdings of the company's stock. If a stock held by this portfolio is eliminated from the S&P 500 Index, the portfolio will sell its holdings of the stock regardless of the prospects of the company. Because the portfolio will not be "managed" in the traditional sense, portfolio turnover is expected to be low and is generally not expected to exceed 10%. A 10% portfolio turnover rate would occur if one-tenth of the portfolio's securities were sold and either repurchased or replaced within 1 year. Because of the expected low turnover, transaction costs, such as brokerage commissions, are also expected to be relatively low.

The following table shows the performance of the S&P 500 Index for the 25 years ending in 1997. The period covered by this table is one of generally rising stock prices, and the performance of the S&P 500 Index in this period should not be viewed as a representation of any future performance by that index. In addition, the fees and costs involved in the operation of the Stock Index Portfolio mean that the performance of a share of stock in the portfolio may not equal the performance of the S&P 500 Index even if the assets held by the portfolio do equal that performance.

--------------------------------------------------------------------------------
                    *S&P 500 INDEX WITH DIVIDENDS REINVESTED
                            ANNUAL PERCENTAGE CHANGE
--------------------------------------------------------------------------------
 1973                      -14.77               1986                      +18.56
 1974                      -26.39               1987                       +5.10
 1975                      +37.16               1988                      +16.61
 1976                      +23.57               1989                      +31.69
 1977                       -7.42               1990                       -3.10
 1978                       +6.38               1991                      +30.47
 1979                      +18.20               1992                       +7.61
 1980                      +32.27               1993                      +10.08
 1981                       -5.01               1994                       +1.32
 1982                      +21.44               1995                      +37.58
 1983                      +22.38               1996                      +22.96
 1984                       +6.10               1997                      +33.36
 1985                      +31.57
--------------------------------------------------------------------------------
Source: Standard & Poor's Ratings Services. Percentage change calculated in accordance with specifications of SEC release number IA-327.
--------------------------------------------------------------------------------


                                10 - Series Fund

In the last ten years, this portfolio's total return, compared to that of the S&P 500 Index, was as follows:

--------------------------------------------------------------------------------
                 Annual Percentage Change                   Total Return
                    S&P 500 Index with                 Stock Index Portfolio
                   Dividends Reinvested            (after deduction of expenses)
--------------------------------------------------------------------------------
     1988              +16.61                                +15.44
     1989              +31.69                                +30.93
     1990               -3.10                                 -3.63
     1991              +30.47                                +29.72
     1992               +7.61                                 +7.13
     1993              +10.08                                 +9.66
     1994               +1.32                                 +1.01
     1995              +37.58                                +37.06
     1996              +22.96                                +22.57
     1997              +33.36                                +32.83
--------------------------------------------------------------------------------

Under normal circumstances, the portfolio generally intends to purchase all 500 stocks represented in the S&P 500 Index and to invest its assets as fully in those stocks (in proportion to their weighting in the index) as is feasible in light of cash flows into and out of the portfolio. In order to reduce transaction costs, a weighted investment in the 500 stocks comprising the S&P 500 Index is most efficiently made in relatively large amounts. As additional cash is received from the purchase of shares in the portfolio, it may be held temporarily in short-term, high quality investments of the sort in which the Money Market Portfolio invests, until the portfolio has a sufficient amount of assets in such investments to make an efficient weighted investment in the 500 stocks comprising the S&P 500 Index. If net cash outflows from the portfolio are anticipated, the portfolio may sell stocks (in proportion to their weighting in the S&P 500 Index) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of stocks needed to meet the cash requirements. The portfolio will not, however, increase its holdings of cash in anticipation of any decline in the value of the S&P 500 Index or of the stock markets generally. The portfolio will instead remain as fully invested in the S&P 500 Index stocks as feasible in light of its cash flow patterns during periods of market declines as well as advances, and investors in the portfolio thus run the risk of remaining fully invested in common stocks during a period of general decline in the stock markets.

Tracking accuracy is measured by the difference between total return for the S&P 500 Index with dividends reinvested and total return for the portfolio with dividends reinvested before deductions of portfolio fees and expenses. Tracking accuracy is monitored by the portfolio manager on a daily basis. All tracking accuracy deviations are reviewed to determine the effectiveness of investment policies and techniques.

If the portfolio does hold short-term investments as a result of the patterns of cash flows to and from the portfolio, such holdings may cause its performance to differ from that of the S&P 500 Index. The portfolio will attempt to minimize any such difference in performance through transactions involving stock index futures contracts, options on stock indices, and/or options on stock index future contracts. These derivative investment instruments are described under OPTIONS ON STOCK INDICES, FUTURES CONTRACTS, and OPTIONS ON FUTURES CONTRACTS on pages 18 through 19. The portfolio will not use such instruments for speculative purposes or to hedge against any decline in the value of the stocks held in the portfolio, but instead will employ them only as a temporary substitute for investment of cash holdings directly in the 500 stocks when the portfolio's cash holdings are too small to make such an investment in an efficient manner.

For example, if the portfolio's cash reserves are insufficient to invest efficiently in another unit of the basket of stocks comprising the S&P 500 Index, the portfolio may purchase S&P 500 futures contracts to hedge against a rise in the value of the stocks the portfolio intends to acquire. In its attempt to minimize any difference in performance between the portfolio and the S&P 500 Index, the portfolio currently intends to engage in transactions involving S&P 500 Index futures contracts, NYSE Composite Index futures contracts, options on the S&P 500 Index, the S&P 100 Index, and the NYSE Composite Index, and options on S&P 500 Index futures contracts and NYSE Composite Index futures contracts. There can be no assurance that the portfolio's attempt to minimize such performance difference through the use of any of these instruments will succeed. See the statement of additional information for a more detailed discussion of the manner in which the portfolio will employ these instruments and for a description of other risks involved in the use of such instruments.

The above described investment policies and techniques of the Stock Index Portfolio are non-fundamental and may be changed without shareholder approval if it is determined that alternative investment techniques would be more effective in achieving the portfolio's objective.


                                11 - Series Fund

EQUITY INCOME PORTFOLIO. The objective of this portfolio is both current income and capital appreciation through investment primarily in common stocks and convertible securities that provide favorable prospects for investment income returns above those of the S&P 500 Index or the NYSE Composite Index. In selecting these securities, the portfolio will put emphasis on earnings, balance sheet and cash flow analysis, and the relationships that these factors have to the price and return of a given security. Under normal circumstances, the portfolio intends to invest at least 65% of its total assets in such securities.

The portfolio may invest the balance of its assets in other stocks, other securities convertible into common stocks, other equity-related securities, debt securities (including money market instruments), options on stocks and stock indices, and stock index futures. The portfolio may under normal circumstances invest up to 35% of its total assets in money market instruments of the kind held by the Money Market Portfolio. Moreover, when conditions dictate a temporary defensive strategy or during temporary periods of portfolio structuring and restructuring, the Equity Income Portfolio may invest, without limit, in high quality money market instruments of the kind held by the Money Market Portfolio.

In addition, up to 35% of the portfolio's total assets may be invested in other fixed-income obligations including convertible and nonconvertible preferred stock. The portfolio anticipates that these will primarily be rated A or better by Moody's or S&P. However, the portfolio may also invest in lower-rated fixed-income securities, although it will not invest in securities rated lower than CC or Ca by Moody's or S&P, respectively. The risks of medium to lower rated securities, also known as high risk securities, are described above in connection with the High Yield Bond Portfolio. A description of debt ratings is contained in the Appendix to the statement of additional information. The portfolio may also invest in non-rated fixed-income securities which, in the opinion of the investment manager, are of a quality comparable to rated securities in which the portfolio may invest.

To the extent permitted by applicable insurance law, the portfolio may invest up to 30% of its total assets in non-United States currency denominated debt and equity securities of foreign and U.S. issuers. The particular risks of investments in foreign securities are described under FOREIGN SECURITIES, page 15.

In addition, the portfolio may: (i) purchase and sell options on equity securities, stock indices and foreign currencies; (ii) purchase and sell stock index and foreign currency futures contracts and options thereon; (iii) enter into forward foreign currency exchange contracts; and (iv) purchase securities on a when-issued or delayed delivery basis. These techniques are described on pages 16 through 20, and further information about some of them is included in the statement of additional information.

As a result of its investment policies, the portfolio's turnover rate may exceed 100%, although it is not expected to exceed 200%.

Warren Spitz, Managing Director, Prudential Investments, has been portfolio manager of the Equity Income Portfolio since 1988. Mr. Spitz is also portfolio manager of the Prudential Equity Income Fund and the Conservative Balanced and Flexible Managed Portfolios of the Series Fund.

EQUITY PORTFOLIO. The objective of this portfolio is to achieve capital appreciation through investment primarily in common stocks of companies, including major established corporations as well as smaller capitalization companies, that appear to offer attractive prospects of price appreciation that is superior to broadly-based stock indices. Current income, if any, is incidental.

Although the portfolio will be invested primarily in common stocks, it may also invest to a limited extent in short, intermediate or long term debt, either convertible or nonconvertible into common stock, as well as in nonconvertible preferred stock and other equity-related securities. In addition, it may also invest up to 5% of its assets in below investment grade debt securities. The risks of medium to lower rated securities, also known as high risk securities, are described above in connection with the High Yield Bond Portfolio. A description of corporate bond ratings is contained in the Appendix to the statement of additional information. The portfolio will attempt to maintain a flexible approach to the selection of common stocks of various types of companies whose valuations appear to offer opportunities for above-average appreciation. Thus, the portfolio may invest in securities of companies whose estimated growth in earnings exceeds that projected for the market as a whole because of factors such as expanding market share, new products or changes in market environment. Or it may invest in "undervalued" securities which are often characterized by a lack of investor recognition of the basic value of a company's assets. Securities of companies with sales and earnings trends which are currently unfavorable but which are expected to reverse may also be in the portfolio. The effort to achieve price appreciation that is superior to broadly based stock indices necessarily involves accepting a greater risk of declining values. During periods when stock prices decline generally, it can be expected that the value of the portfolio will also decline.

To the extent permitted by applicable insurance law, this portfolio may invest up to 30% of its total assets in nonUnited States currency denominated common stock and fixed-income securities convertible into common stock of foreign and U.S. issuers. The particular risks of investments in foreign securities are described under FOREIGN SECURITIES, page 15.


                                12 - Series Fund

In addition, the portfolio may: (i) purchase and sell options on equity securities, stock indices and foreign currencies; (ii) purchase and sell stock index and foreign currency futures contracts and options thereon; (iii) enter into forward foreign currency exchange contracts; and (iv) purchase securities on a when-issued or delayed delivery basis. These techniques are described on pages 16 through 20, and further information about some of them is included in the statement of additional information.

A portion of the portfolio may be invested in money market instruments of the kind held by the Money Market Portfolio in order to make effective use of cash reserves pending investment in common stocks. Moreover, when conditions dictate a temporary defensive strategy or during temporary periods of portfolio structuring and restructuring, the Equity Portfolio may invest, without limit, in high quality money market instruments of the kind held by the Money Market Portfolio.

Thomas Jackson, Managing Director, Prudential Investments, has been portfolio manager of the Equity Portfolio since 1990. Mr. Jackson is also portfolio manager of the Prudential Equity Fund, Inc. and the PRICOA Worldwide Investors Portfolio, US Equity Fund.

PRUDENTIAL JENNISON PORTFOLIO. The objective of the Prudential Jennison Portfolio is to achieve long-term growth of capital through investment primarily in equity securities of established companies with above-average growth prospects. Current income, if any, is incidental.

In order to achieve this objective, the Prudential Jennison Portfolio will follow a policy of selecting stocks on a company-by-company basis primarily through the use of fundamental analysis. The portfolio manager will look for companies that have demonstrated growth in earnings and sales, high returns on equity and assets, or other strong financial characteristics, and in the opinion of the portfolio manager, are attractively valued. These companies tend to have a unique market niche, a strong new product profile or superior management. Under normal market conditions, at least 65% of the value of the total assets of the portfolio will be invested in common stocks and preferred stocks of companies which exceed $1 billion in market capitalization.

The portfolio may invest up to 35% of its total assets in: (i) common stocks, preferred stocks, and other equity-related securities of companies that are undergoing changes in management or product and marketing dynamics which have not yet been reflected in reported earnings but which are expected to impact earnings in the intermediate term -- these securities often lack investor recognition and are often favorably valued; (ii) other equity-related securities; (iii) with respect to a maximum of 30% of its total assets, common stocks, preferred stocks and other equity-related securities of non-United States currency denominated issuers or American Depository Receipts ("ADRs");
(iv) investment grade fixed income securities and mortgage-backed securities, including lower rated securities (i.e., rated in the fourth highest rating category by a nationally recognized rating service (Baa by Moody's or BBB by S&P) or, if not rated, determined by the portfolio manager to be of comparable quality to securities so rated (a description of debt ratings is contained in the Appendix to the statement of additional information); and (v) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Moreover, when conditions dictate a temporary defensive strategy or during temporary periods of portfolio structuring and restructuring, the Prudential Jennison Portfolio may invest, without limit, in high quality money market instruments of the kind held by the Money Market Portfolio.

In addition, the portfolio may: (i) purchase and sell options on equity securities, stock indices, and foreign currencies; (ii) lend its portfolio securities; (iii) purchase and sell stock index and foreign currency futures contracts and options thereon; (iv) enter into forward foreign currency exchange contracts; and (v) enter into repurchase agreements and purchase securities on a when-issued or delayed delivery basis. These techniques are described on pages 16 through 20, and further information about some of them is included in the statement of additional information.

The effort to achieve superior investment returns necessarily involves a risk of exposure to declining values. Securities in which the portfolio may primarily invest have historically been more volatile than the S&P 500 Index. Accordingly, during periods when stock prices decline generally, it can be expected that the value of the portfolio will decline more than the market indices.

David Poiesz, Director and Senior Vice President of Jennison Associates LLC ("Jennison"), is the portfolio manager, and Peter Reinemann, Director and Senior Vice President of Jennison, is the associate portfolio manager of the Prudential Jennison Portfolio. Mr. Poiesz is responsible for the day to day management of the portfolio and has been portfolio manager of the Prudential Jennison Portfolio since its inception in 1995. Mr. Poiesz also manages the Prudential Jennison Growth Fund. Mr. Poiesz joined Jennison in 1983 as an equity research analyst and has been an equity portfolio manager since 1991. Mr. Reinemann is also the associate portfolio manager for the Prudential Jennison Growth Fund, the Prudential Jennison Growth and Income Fund, and the Prudential Jennison Active Balanced Fund. Mr. Reinemann has been with Jennison since 1992 as an associate portfolio manager. Prior to 1992, he served as a Vice President at Paribas Asset Management, Inc.


                                13 - Series Fund

GLOBAL PORTFOLIO. The objective of this portfolio is long-term growth of capital through investment primarily in common stocks and common stock equivalents (such as convertible debt securities) of foreign and domestic issuers. Current income, if any, is incidental.

The portfolio is intended to provide investors with the opportunity to invest in a portfolio of common stocks and other equity-related securities of companies located throughout the world. In making the allocation of assets among the various countries and geographic regions, the portfolio manager ordinarily considers such factors as: prospects for relative economic growth between foreign countries; expected levels of inflation and interest rates; government policies influencing business conditions; the range of individual investment opportunities available to international investors; and other pertinent financial, tax, social, political and national factors--all in relation to the prevailing prices of the securities in each country or region.

There are, generally, no geographic limitations on companies in which the portfolio may invest. Depending upon market conditions, the portfolio may be invested primarily in foreign securities. Investments may be made in companies based in the Pacific Basin (for example, Japan, Australia, New Zealand, Singapore, Malaysia, and Hong Kong) and Western Europe (for example, the United Kingdom, Spain, Germany, Switzerland, the Netherlands, France, and Scandinavia), as well as the United States, Canada, and such other areas and countries as the portfolio manager may determine from time to time. The portfolio may seek to hedge its position in foreign currencies as more fully described herein.

The portfolio is not required to maintain any particular geographic or currency mix of its investments. The portfolio intends to maintain investments in at least three countries (including the United States), but may, when market conditions warrant, invest up to 35% of its assets in companies located in any one country (other than the United States).

In analyzing companies for investment, the portfolio manager ordinarily looks for one or more of the following characteristics: prospects for above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their marketplace--all in relation to the prevailing prices of the securities of such companies.

Investing in securities of foreign companies and countries involves special risks. The particular risks of investments in foreign securities are described under FOREIGN SECURITIES, page 15.

When conditions dictate a temporary defensive strategy or during temporary periods of portfolio structuring and restructuring, the Global Portfolio may invest, without limit, in high quality money market instruments of the kind held by the Money Market Portfolio.

In addition, the portfolio may: (i) purchase and sell options on equity securities, stock indices and foreign currencies; (ii) purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon;
(iii) enter into forward foreign currency exchange contracts; and (iv) purchase securities on a when-issued or delayed delivery basis. These techniques are described on pages 16 through 20, and further information about some of them is included in the statement of additional information.

The operating expense ratio of the portfolio can be expected to be significantly higher than that of a fund investing exclusively in domestic securities since the expenses of the portfolio, such as custodial, valuation and communication costs, as well as the rate of the investment management fee (0.75% of the portfolio's average daily net assets), though similar to such expenses of other global funds, are higher than those generally incurred by funds investing solely in the securities of U.S. issuers.

As a result of its investment policies, the portfolio's turnover rate may exceed 100% although it is not expected to exceed 200%.

Daniel Duane, Managing Director, Prudential Investments, Ingrid Holm, Vice President, Prudential Investments, and Michelle Picker, Vice President, Prudential Investments, have been co-managers of the Global Portfolio since 1997. Mr. Duane has managed the Global Portfolio since 1990 and also manages several funds including the Prudential World Fund, Inc., Global Series. Ms. Holm has assisted in the management of several mutual funds since 1994 and manages a portion of Prudential's general account. Prior to 1994, Ms. Holm headed the high yield research group for Prudential's general account. Ms. Picker has been an analyst in Prudential's global equity investments group since 1992 and has also managed a portion of Prudential's general account.

CONVERTIBLE SECURITIES

The Equity Income, Equity, Prudential Jennison, and Global Portfolios may invest in convertible securities and such securities may constitute a major part of the holdings of the Equity Income and Global Portfolios. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible


                                14 - Series Fund
securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

LOAN PARTICIPATIONS

The Diversified Bond and High Yield Bond Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporate borrower and one or more financial institutions ("Lenders"). The portfolios may invest in such Loans generally in the form of participations in Loans ("Participations"). Participations typically will result in the Series Fund having a contractual relationship only with the Lender, not with the borrower. The Series Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Series Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Series Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Series Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Series Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.

FOREIGN SECURITIES

The Global Portfolio may invest up to 100% of its total assets in common stock and convertible securities denominated in a foreign currency and issued by foreign or domestic issuers. The Diversified Bond and High Yield Bond Portfolios may each invest up to 20% of their assets in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. To the extent permitted by applicable law, the Equity Income Portfolio may invest up to 30% of its total assets in debt and equity securities denominated in a foreign currency and issued by foreign or domestic issuers. Further, to the extent permitted by applicable insurance law, the Equity and Prudential Jennison Portfolios may invest up to 30% of their total assets in non-United States currency denominated common stock and fixed-income securities convertible into common stock of foreign and U.S. issuers. Securities issued outside the United States and not publicly traded in the United States, as well as ADRs, and securities denominated in a foreign currency are referred to collectively in this prospectus as "foreign securities."

ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because they are easily transferable, have readily available market quotations, and the foreign issuers are usually subject to comparable auditing, accounting, and financial reporting standards as domestic issuers.

Foreign securities involve certain risks, which should be considered carefully by an investor. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and, in the case of securities not denominated in United States currency, the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than domestic securities. Under certain market conditions, foreign securities may be less liquid than domestic securities. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers, and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for a portfolio to obtain or to enforce a judgment against the issuers of such securities.

If the security is denominated in foreign currency, it may be affected by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. The portfolios that may invest in foreign securities may, but need not, enter into forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes, including: locking-in the U.S. dollar price


                                15 - Series Fund
equivalent of interest or dividends to be paid on such securities which are held by the portfolio; and protecting the U.S. dollar value of such securities which are held by the portfolio. The portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the portfolio to deliver an amount of foreign currency in excess of the value of the portfolio's portfolio securities or other assets denominated in that currency. See FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS in the statement of additional information. In addition, the portfolios may, for hedging purposes, enter into certain transactions involving options on foreign currencies, foreign currency futures contracts and options on foreign currency futures contracts. See OPTIONS ON FOREIGN CURRENCIES, FUTURES CONTRACTS, and OPTIONS ON FUTURES CONTRACTS on pages 18 through 19.

OPTIONS ON EQUITY SECURITIES

The Equity Income, Equity, Prudential Jennison, and Global Portfolios may purchase and write (i.e., sell) put and call options on equity securities that are traded on securities exchanges, are listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or that result from privately negotiated transactions with broker-dealers ("OTC options"). A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the equity security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying equity security against payment of the exercise price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying equity security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying equity security at the exercise price upon exercise by the holder of the put.

A portfolio will write only "covered" options on stocks. A call option is covered if: (1) the portfolio owns the security underlying the option; or (2) the portfolio has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities it holds; or (3) the portfolio holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the portfolio in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian. A put option is covered if: (1) the portfolio deposits and maintains with its custodian in a segregated account cash, U.S. Government securities or other liquid unencumbered assets having a value equal to or greater than the exercise price of the option; or (2) the portfolio holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or less than the exercise price if the difference is maintained by the portfolio in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.

The Equity Income, Equity, Prudential Jennison, and Global Portfolios may also purchase "protective puts" (i.e., put options acquired for the purpose of protecting a portfolio security from a decline in market value). In exchange for the premium paid for the put option, the portfolio acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the portfolio is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the portfolio realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on debt securities and stock indices, as described under OPTIONS ON DEBT SECURITIES, page 17 and OPTIONS ON STOCK INDICES, page 18.

These portfolios may purchase call options for hedging and investment purposes. No portfolio intends to invest more than 5% of its net assets at any one time in the purchase of call options on stocks. These portfolios may also purchase putable and callable equity securities, which are securities coupled with a put or a call option provided by the issuer.

If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. Similarly, the holder of an exchange-traded option may liquidate his or her position by exercise of the option or by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. A portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction with respect to a call option is likely to be offset in whole or in part by appreciation of the underlying equity security owned by the portfolio. Unlike exchange-traded options, OTC options generally


                                16 - Series Fund
do not have a continuous liquid market. Consequently, the portfolio will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the portfolio writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the portfolio originally wrote the OTC option. There is, in general, no guarantee that closing purchase or closing sale transactions can be effected.

There are certain special risks associated with the portfolios' transactions in stock options, in addition to a risk that the market value of the security will move adversely to the portfolio's option position. These risks, which relate primarily to liquidity, are discussed in the statement of additional information.

OPTIONS ON DEBT SECURITIES

The Diversified Bond and High Yield Bond Portfolios may purchase and write (i.e., sell) put and call options on debt securities (including U.S. Government debt securities) that are traded on U.S. securities exchanges or that result from privately negotiated transactions with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York ("OTC options"). Options on debt are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.

A portfolio will write only "covered" options. Options on debt securities are covered in the same manner as options on stocks, discussed above, except that, in the case of call options on U.S. Treasury Bills, the portfolio might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. The principal reason for a portfolio to write an option on one or more of its securities is to realize through the receipt of the premiums paid by the purchaser of the option a greater current return than would be realized on the underlying security alone. Calls on debt securities will not be written when, in the opinion of Prudential, interest rates are likely to decline significantly, because under those circumstances the premium received by writing the call likely would not fully offset the foregone appreciation in the value of the underlying security.

These portfolios may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered "cover" for both the put and the call). In such cases, the portfolio will also segregate or deposit for the benefit of the portfolio's broker cash, U.S. Government securities or other liquid unencumbered assets equivalent to the amount, if any, by which the put is "in the money." It is contemplated that each portfolio's use of straddles will be limited to 5% of the portfolio's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the portfolio's net assets at the time the straddle is written). The writing of a call and a put on the same security at the same strike price where the call and the put are covered by different securities is not considered a straddle for purposes of this limit.

These portfolios may purchase "protective puts" in an effort to protect the value of a security that it owns against a substantial decline in market value. Protective puts are described in OPTIONS ON EQUITY SECURITIES, page 16. A portfolio may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. A portfolio may therefore purchase a put option on securities other than those it wishes to protect even though it does not hold such other securities in its portfolio. While changes in the value of the put option should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in these transactions as in transactions in which the portfolio purchases a put option on an underlying security it owns.

These portfolios may also purchase call options on debt securities for hedging or investment purposes. No portfolio currently intends to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities. A portfolio may also purchase putable and callable debt securities, which are securities coupled with a put or call option provided by the issuer.

If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a "closing purchase transaction" or a "closing sale transaction" in a manner similar to that discussed above in connection with options on equity securities.

The staff of the SEC has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid for purposes of a portfolio's 15% limitation on investment in illiquid securities. However, pursuant to the terms of certain no-action letters issued by the staff, the securities used as cover for written OTC options may be considered liquid provided that the portfolio sells OTC options only to qualified dealers who agree that the portfolio may repurchase any OTC option it writes for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.


                                17 - Series Fund

There are certain risks associated with the portfolios' transactions in debt options, in addition to a risk that the market value of the security will move adversely to the portfolio's option position. These risks, which relate primarily to liquidity, are discussed in the statement of additional information.

OPTIONS ON STOCK INDICES

The Equity Income, Equity, Prudential Jennison, and Global Portfolios may purchase and sell put and call options on stock indices traded on securities exchanges, listed on NASDAQ or that result from privately negotiated transactions with broker-dealers ("OTC options"). The Stock Index Portfolio may utilize options on stock indices by constructing "put/call" combinations that are economically comparable to a long stock index futures position, as described in the statement of additional information. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

A portfolio will write only "covered" options on stock indices. The manner in which these options are covered is discussed in the statement of additional information.

These portfolios may purchase put and call options for hedging and investment purposes. No portfolio intends to invest more than 5% of its net assets at any time in the purchase of puts and calls on stock indices. A portfolio may effect closing sale and purchase transactions involving options on stock indices, as described above in connection with stock options.

OPTIONS ON FOREIGN CURRENCIES

The Equity Income, Equity, Prudential Jennison, and Global Portfolios may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts (discussed under FOREIGN SECURITIES, page 15 and futures contracts on foreign currencies (discussed under FUTURES CONTRACTS, page 19) will be employed. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

A portfolio may purchase and write options to hedge the portfolio's securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the portfolio's securities are denominated, the dollar value of such securities will decline even though the foreign currency value remains the same. To hedge against the decline of the foreign currency, a portfolio may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio's securities. Alternatively, a portfolio may write a call option on the foreign currency. If the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the portfolio received for the option.

If, on the other hand, the portfolio manager anticipates purchasing a foreign security and also anticipates a rise in such foreign currency (thereby increasing the cost of such security), a portfolio may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, a portfolio could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

A portfolio's successful use of currency exchange options on foreign currencies depends upon the investment manager's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. For instance, if the currency being hedged has moved in a favorable direction, the corresponding appreciation of the portfolio's securities denominated in such currency would be partially offset by the premiums paid on the options. Further, if the currency exchange rate does not change, the portfolio net income would be less than if the portfolio had not hedged since there are costs associated with options.


                                18 - Series Fund

The use of these options is subject to various additional risks. The correlation between movements in the price of options and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. The portfolio's ability to establish and maintain positions will depend on market liquidity. The ability of the portfolio to close out an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option at any particular time.

FUTURES CONTRACTS

The Stock Index, Equity Income, Equity, Prudential Jennison, and Global Portfolios may, to the extent permitted by applicable regulations, purchase and sell stock index futures contracts. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

The Diversified Bond, High Yield Bond, and Global Portfolios may, to the extent permitted by applicable regulations, purchase and sell futures contracts on interest-bearing securities (such as U.S. Treasury bonds and notes) or interest rate indices (referred to collectively as "interest rate futures contracts").

The Equity Income, Equity, Prudential Jennison, and Global Portfolios may, to the extent permitted by applicable regulations, purchase and sell futures contracts on foreign currencies or groups of foreign currencies.

When the futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated custodial account) approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the futures commission merchant, called the "variation margin," will be made on a daily basis as the underlying security, index or rate fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market."

A portfolio may purchase or sell futures contracts without limit for hedging purposes and may purchase and sell such contracts for non-hedging purposes provided the initial margins and premiums associated with the contracts do not exceed 5% of the fair market value of the portfolio's assets, taking into account unrealized profits and unrealized losses on any such futures. Hedging is generally considered to be the use of futures to reduce the risk of a particular position in a security. For example, a portfolio manager might attempt to reduce the risk of investment in equity securities by hedging a portion of its equity portfolio through the use of stock index futures contracts. Subject to the limitation discussed above, futures may also be utilized by a portfolio for non-hedging uses, such as for investment purposes, to enhance income or to adjust its asset mix. An example of non-hedging use of futures would be if the investment manager expects bonds to outperform stocks, it may purchase interest rate futures contracts rather than actually selling stocks and buying bonds.

A portfolio's successful use of futures contracts depends upon the investment manager's ability to predict the direction of the relevant market. The correlation between movement in the price of the futures contract and the price of the securities or currencies being hedged is imperfect. The ability of a portfolio to close out a futures position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract at any particular time.

OPTIONS ON FUTURES CONTRACTS

To the extent permitted by applicable insurance law and federal regulations, the Stock Index, Equity Income, Equity, Prudential Jennison, and Global Portfolios may enter into certain transactions involving options on stock index futures contracts; the Diversified Bond, High Yield Bond and Global Portfolios may enter into certain transactions involving options on interest rate futures contracts; and the Equity Income, Equity, Prudential Jennison, and Global Portfolios may enter into certain transactions involving options on foreign currency futures contracts. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Stock Index Portfolio intends to utilize options on stock index futures contracts by constructing "put/call" combinations that are economically comparable to a long stock index futures position, as described in the statement of additional information. The other portfolios intend to utilize options on futures contracts for the same purposes that they use the underlying futures contracts.


                                19 - Series Fund

REPURCHASE AGREEMENTS

The portfolios may enter into repurchase agreements, subject to each portfolio's investment limit in short-term debt obligations, whereby the seller of a security agrees to repurchase that security from the portfolio at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the portfolio's money is invested in the repurchase agreement. The repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the portfolio will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the portfolio may incur a loss. All portfolios, except the Global Portfolio, participate in a joint repurchase account pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the portfolios may be aggregated and invested in one or more repurchase agreements. Each portfolio participates in the income earned or accrued in the joint account based on the percentage of its investment.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

The Diversified Bond and High Yield Bond Portfolios may use reverse repurchase agreements and dollar rolls. The Money Market Portfolio and the money market portion of any portfolio may use reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a portfolio with an agreement by the portfolio to repurchase the same securities at an agreed upon price and date. During the reverse repurchase period, the portfolio often continues to receive principal and interest payments on the sold securities. The terms of each agreement reflect a rate of interest for use of the funds for the period, and thus these agreements have the characteristics of borrowing by the portfolio. Dollar rolls involve sales by a portfolio of securities for delivery in the current month with a simultaneous contract to repurchase substantially similar securities (same type and coupon) from the same party at an agreed upon price and date. During the roll period, the portfolio forgoes principal and interest paid on the securities. A portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. A portfolio will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities or other liquid unencumbered assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the portfolio may decline below the price of the securities the portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the portfolio's obligation to repurchase the securities. The Diversified Bond and High Yield Bond Portfolios will not obligate more than 30% of their net assets in connection with reverse repurchase agreements and dollar rolls. No other portfolio will obligate more than 10% of its net assets in connection with reverse repurchase agreements.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

From time to time, in the ordinary course of business, the Diversified Bond, High Yield Bond, Equity Income, Equity, Prudential Jennison, and Global Portfolios may purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. A portfolio will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. A portfolio's custodian will maintain, in a separate account, cash, U.S. Government securities or other liquid unencumbered assets having a value equal to or greater than such commitments. If a portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations.

In addition, the Money Market Portfolio and short-term portions of the other portfolios may purchase money market securities on when-issued or delayed delivery basis on the terms set forth in the Appendix to this prospectus.

SHORT SALES

The Diversified Bond and High Yield Bond Portfolios may sell securities they do not own in anticipation of a decline in the market value of those securities ("short sales"). To complete such a transaction, the portfolio will borrow the security to make delivery to the buyer. The portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the portfolio. Until the security is replaced, the portfolio is required to pay to the lender any interest which accrues during the period of the loan. To borrow the security the portfolio may


                                20 - Series Fund
be required to pay a fee which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the portfolio replaces the borrowed security, it will (a) maintain in a segregated account cash, U.S. Government securities or other liquid unencumbered assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short or (b) otherwise cover its short position.

The portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. The portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any fee or interest paid in connection with the short sale. No more than 25% of any portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales.

SHORT SALES AGAINST THE BOX

All portfolios (other than the Money Market Portfolio) may make short sales of securities or maintain a short position, provided that at all times when a short position is open the portfolio owns an equal amount of such securities or securities convertible into or exchangeable, with or without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a "short sale against the box"); provided, that if further consideration is required in connection with the conversion or exchange, cash, U.S. Government securities or other liquid unencumbered assets in an amount equal to such consideration must be put in a segregated account.

INTEREST RATE SWAPS

The Diversified Bond and High Yield Bond Portfolios may use interest rate swaps to increase or decrease a portfolio's exposure to long- or short-term interest rates. No portfolio currently intends to invest more than 5% of its net assets at any one time in interest rate swaps. For more information, see the statement of additional information.

LOANS OF PORTFOLIO SECURITIES

All of the portfolios except the Money Market Portfolio may from time to time lend the securities they hold to broker-dealers, qualified banks and certain institutional investors provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities plus the accrued interest and dividends. During the time securities are on loan, the portfolio will continue to receive the interest and dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The portfolio will not have the right to vote securities on loan, but would terminate the loan and retain the right to vote if that were considered important with respect to the investment.

The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage; but the portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent and by monitoring collateral.

No portfolio will lend securities to entities affiliated with Prudential, including Prudential Securities Incorporated. This will not affect a portfolio's ability to maximize its securities lending opportunities.

                       INVESTMENT RESTRICTIONS APPLICABLE
                                TO THE PORTFOLIOS

The Series Fund is subject to certain investment restrictions which are fundamental to the operations of the Series Fund and may not be changed except with the approval of a majority vote (as defined under INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS on page 6) of the persons participating in the affected portfolio.


                                21 - Series Fund

The investments of the various portfolios are generally subject to certain additional restrictions under state laws. In the event of future amendments to the applicable statutes, each portfolio will comply, without the approval of the shareholders, with the statutory requirements as so modified.

For a detailed discussion of investment restrictions applicable to the Series Fund, see INVESTMENT RESTRICTIONS in the statement of additional information.

                       INVESTMENT MANAGEMENT ARRANGEMENTS
                                  AND EXPENSES

The Series Fund has entered into an Investment Advisory Agreement with Prudential under which Prudential will, subject to the direction of the Board of Directors of the Series Fund, be responsible for the management of the Series Fund, and provide investment advice and related services to each portfolio. The directors, in addition to reviewing the actions of the Series Fund's investment manager, decide upon matters of general policy. The Series Fund's officers conduct and supervise the daily business operations of the Series Fund.

Prudential, founded in 1875 under the laws of New Jersey, is subject to regulation by the Department of Insurance of the State of New Jersey as well as by the insurance departments of all the other states and jurisdictions in which it does business. Prudential is registered as an investment advisor under the Investment Advisers Act of 1940. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777.

Prudential manages the assets that it owns as well as those of various separate accounts established by Prudential and those held by other investment companies for which it acts as investment advisor. Total assets under management as of December 31, 1997 were over $370.4 billion which includes over $251.6 billion owned by Prudential and approximately $118.8 billion of external assets under Prudential's management.

Subject to Prudential's supervision, substantially all of the investment advisory services provided to the Series Fund by Prudential are furnished, with respect to seven of the Series Fund's eight portfolios, by its wholly-owned subsidiary, PIC, pursuant to the Service Agreement between Prudential and PIC. The Agreement provides that a portion of the fee received by Prudential for providing investment advisory services will be paid to PIC. Investment advisory services with respect to the Prudential Jennison Portfolio provided by Prudential are furnished by another wholly-owned subsidiary, Jennison, pursuant to an Investment Subadvisory Agreement between Prudential and Jennison. That Agreement provides that a portion of the fee received by Prudential for providing investment advisory services to the Prudential Jennison Portfolio will be paid to Jennison. PIC and Jennison are both registered as investment advisors under the Investment Advisers Act of 1940.

Under the Investment Advisory Agreement, Prudential receives an investment management fee as compensation for its services to the Series Fund. The fee is a daily charge, payable quarterly, equal to an annual percentage of the average daily net assets of each individual portfolio.

The investment management fee for the Stock Index Portfolio is equal to an annual rate of 0.35% of the average daily net assets of the portfolio. For the Money Market, Diversified Bond, and Equity Income Portfolios that fee is equal to an annual rate of 0.40% of the average daily net assets of each of the portfolios. For the Equity Portfolio, the fee is equal to an annual rate of 0.45% of the average daily net assets of the portfolios. The fee for the High Yield Bond Portfolio is equal to an annual rate of 0.55% of the average daily net assets of the portfolio. For the Prudential Jennison Portfolio, the fee is equal to an annual rate of 0.60% of the average daily net assets of the portfolio. The fee for the Global Portfolio is equal to an annual rate of 0.75% of the average daily net assets of the portfolio. For further information about the expenses of the Series Fund, see INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES in the statement of additional information.

                        PURCHASE AND REDEMPTION OF SHARES

Shares in the Series Fund are currently offered continuously, without sales charge, at prices equal to the respective net asset values of the portfolios, only to the Accounts to fund benefits payable under the Contracts. The Series Fund may at some later date also offer its shares to other separate accounts of Prudential or other insurers. Currently, Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Series Fund. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Subject to Board approval, during the second quarter of 1998 Prusec's responsibilities as principal underwriter will be assigned to Prudential Investment Management Services LLC ("PIMS"). PIMS, also an indirect wholly-owned subsidiary of Prudential, is a limited liability corporation organized under Delaware law in 1996. PIMS will act as principal underwriter under substantially the same terms as Prusec does currently. Both Prusec and PIMS are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. PIMS' principal business address is 751 Broad Street, Newark, New Jersey 07102-3777.


                                22 - Series Fund

The Series Fund is required to redeem all full and fractional shares of the Series Fund for cash within 7 days of receipt of proper notice of redemption. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

The right to redeem shares or to receive payment with respect to any redemption may be suspended only for any period during which trading on the NYSE is restricted as determined by the SEC or when such exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the SEC as a result of which disposal of a portfolio's securities or determination of the net asset value of each portfolio is not reasonably practicable, and for such other periods as the SEC may by order permit for the protection of shareholders of each portfolio.

                        DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of each portfolio is determined once daily, as of 4:15 p.m. New York City time (12:00 noon New York City time in the case of the Money Market Portfolio) on each day during which the NYSE is open for business. The NYSE is open for business Monday through Friday except for the days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In the event the NYSE closes early on any business day, the net asset value of each portfolio shall be determined at a time between such closing and 4:15 p.m. New York City time. The net asset value per share of each portfolio except the Money Market Portfolio is computed by adding the sum of the value of the securities held by that portfolio plus any cash or other assets it holds, subtracting all its liabilities, and dividing the result by the total number of shares outstanding of that portfolio at such time. Expenses, including the investment management fee payable to Prudential, are accrued daily.

In determining the net asset value of the Diversified Bond and High Yield Bond Portfolios, securities (other than debt obligations with remaining maturities of less than 60 days, which are valued at amortized cost) will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at securities valuations.

The net asset value of shares of the Money Market Portfolio will normally remain at $10 per share, because the net investment income of this portfolio (including realized and unrealized gains and losses on portfolio holdings) will be declared as a dividend each time the portfolio's net income is determined, see DIVIDENDS, DISTRIBUTIONS, AND TAXES, page 24. If in the view of the Board of Directors of the Series Fund it is inadvisable to continue to maintain the net asset value of the Money Market Portfolio at $10 per share, the Board reserves the right to alter the procedure. The Series Fund will notify shareholders of any such alteration.

All short-term debt obligations in the Money Market Portfolio of 397 days' maturity or less are valued on an amortized cost basis. This means that each obligation will be valued initially at its purchase price and thereafter by amortizing any discount or premium uniformly to maturity, regardless of the impact of fluctuating interest rates on the market value of the obligation. This highly practical method of valuation is in widespread use and almost always results in a value that is extremely close to the actual market value. In order to continue to utilize the amortized cost method of valuation, the Money Market Portfolio may not purchase any security with a remaining maturity of more than 397 days and must maintain a dollar-weighted average of portfolio maturity of 90 days or less. In the event of sizeable changes in interest rates, however, the value determined by this method may be higher or lower than the price that would be received if the obligation were sold. The Board of Directors has established procedures to determine whether, on these occasions, if any should occur, the deviation might be enough to affect the value of shares in the portfolio by more than 1/2 of one percent, and, if it does, an appropriate adjustment will be made in the value of the obligations. The portfolio may only be invested in securities of high quality as described in detail in the Appendix to this prospectus.

The net asset value of the Stock Index, Equity Income, Equity, Prudential Jennison, and Global Portfolios will be determined in the following manner. NASDAQ National Market System equity securities and securities for which the primary market is on an exchange are generally valued at the last sale price on such system or exchange on that day or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices on that day or at the bid price on such day in the absence of an asked price. Other over-the-counter equity securities are valued by an independent pricing agent or principal market maker. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by a principal market maker. Corporate bonds (other than convertible debt securities) and Government bonds held by the Equity Income Portfolio are valued on the same basis as securities in the Diversified Bond and High Yield Bond Portfolios, as described above. Short-term debt instruments which mature in less than 60 days


                                23 - Series Fund
are valued at amortized cost. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents.

With respect to all the portfolios which utilize such investments, options on stock and stock indices traded on national securities exchanges are valued at the average of the bid and asked prices as of the close of the respective exchange (which is currently 4:10 p.m. New York City time). Futures contracts and options thereon are valued at the last sale price at the close of the applicable commodities exchanges or board of trade (which is currently 4:15 p.m. New York City time) or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade.

Securities or assets for which market quotations are not readily available will be valued at fair value as determined by Prudential under the direction of the Board of Directors of the Series Fund.

                       DIVIDENDS, DISTRIBUTIONS, AND TAXES

The Series Fund intends to continue to qualify as a regulated investment company under certain provisions of the Internal Revenue Code (the "Code"). Under such provisions, the Series Fund will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to the Accounts. The Series Fund intends to meet the requirements for treatment as a regulated investment company both on a portfolio-by-portfolio basis and for the Series Fund as a whole. The Series Fund's compliance with those requirements may prevent a portfolio from utilizing options and futures contracts as much as the portfolio manager might otherwise believe to be desirable.

The Series Fund intends to distribute as dividends substantially all the net investment income, if any, of each portfolio. For dividend purposes, net investment income of each portfolio, other than the Money Market Portfolio, will consist of all payments of dividends (other than stock dividends) or interest received by such portfolio less the estimated expenses of such portfolio (including fees payable to the investment manager). Net investment income of the Money Market Portfolio consists of: (i) interest accrued and/or discount earned (including both original issue and market discount); (ii) plus or minus all realized and unrealized gains and losses; (iii) less the expenses of the portfolio (including the fees payable to the investment manager). Each portfolio will raise the cash necessary to make such distributions by selling securities or from interest income. This may require the portfolio to sell securities when it would not do so for investment reasons, and may cause the portfolio to realize additional gains. The Contract owner is not subject to federal or state income taxes on distributions from the Series Fund portfolios to the corresponding subaccounts.

Dividends on the Money Market Portfolio will be declared and reinvested daily in additional full and fractional shares of the portfolio. Shares will begin accruing dividends on the day following the date on which they are issued. Dividends from investment income of the other portfolios will normally be declared and reinvested in additional full and fractional shares quarter-annually.

The Series Fund will also declare and distribute annually all net realized capital gains of the Series Fund, other than short-term gains of the Money Market Portfolio, which are declared as dividends daily.

The Code generally imposes a 4% excise tax on a portion of the undistributed income of a regulated investment company if that company fails to distribute required percentages of its ordinary income and capital gain net income. The Series Fund intends to employ practices that will eliminate or minimize the imposition of this excise tax.

In addition, Section 817(h) of the Code requires that assets underlying variable life insurance and variable annuity contracts must meet certain diversification requirements if the contracts are to qualify as life insurance and annuity contracts. The diversification requirements ordinarily must be met within 1 year after Contract owner funds are first allocated to the particular portfolio, and within 30 days after the end of each calendar quarter thereafter. In order to meet the diversification requirements set forth in Treasury Regulations issued pursuant to Section 817(h), each portfolio must meet one of two alternative tests. Under the first test, no more than 55% of the portfolio's assets can be invested in any one investment; no more than 70% of the assets can be invested in any two investments; no more than 80% of the assets can be invested in any three investments; and no more than 90% can be invested in any four investments. Under the second test, the portfolio must meet the tax law diversification requirements for a regulated investment company and no more than 55% of the value of the portfolio's assets can be invested in cash, cash items, Government securities, and securities of other regulated investment companies. A third test is available for portfolios that underlie only variable life insurance contracts. Under this test, such portfolios can be invested without limit in Treasury securities and, where the portfolio is invested in part in Treasury securities, the percentages of the first test are revised and applied to the portion of the portfolio not invested in Treasury securities.

For purposes of determining whether a variable account is adequately diversified, each United States Government agency or instrumentality is treated as a separate issuer for purposes of determining whether a variable account


                                24 - Series Fund
is adequately diversified. The Series Fund's compliance with the diversification requirements will generally limit the amount of assets that may be invested in federally insured certificates of deposit and all types of securities issued or guaranteed by each United States Government agency or instrumentality.

Any portfolio investing in foreign securities may be required to pay withholding or other taxes to foreign governments. If so, the taxes will reduce the portfolio's dividends. Foreign tax withholding from dividends and interest (if any) is typically set at a rate between 10% and 15%. While Contract owners will thus bear the cost of foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the portfolio.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative or administrative actions.

                  OTHER INFORMATION CONCERNING THE SERIES FUND

INCORPORATION AND AUTHORIZED STOCK

The Series Fund was incorporated under Maryland law on November 15, 1982. As of the date of this prospectus, the shares of Capital Stock are divided into fifteen classes: Money Market Portfolio Capital Stock, Diversified Bond Portfolio Capital Stock, Government Income Portfolio Capital Stock, Zero Coupon Bond Portfolio 2000 Capital Stock, Zero Coupon Bond Portfolio 2005 Capital Stock, Conservative Balanced Portfolio Capital Stock, Flexible Managed Portfolio Capital Stock, High Yield Bond Portfolio Capital Stock, Stock Index Portfolio Capital Stock, Equity Income Portfolio Capital Stock, Equity Portfolio Capital Stock, Prudential Jennison Portfolio Capital Stock, Small Capitalization Stock Portfolio Capital Stock, Global Portfolio Capital Stock, Natural Resources Portfolio Capital Stock. The shares of each portfolio, when issued, will be fully paid and non-assessable, will have no conversion, exchange or similar rights, and will be freely transferable.

Each share of stock will have a pro rata interest in the assets of the portfolio to which the stock of that class relates and will have no interest in the assets of any other portfolio. Holders of shares of any portfolio are entitled to redeem their shares as set forth under PURCHASE AND REDEMPTION OF SHARES, page 22.

From time to time, Prudential has purchased Series Fund shares to provide initial capital for the Series Fund and to enable portfolios to avoid unrealistically poor investment performance that might otherwise result because the amounts available for investment were too small. Prudential will not redeem any of its shares until a portfolio is large enough so that redemption will not have an adverse effect upon investment performance. Prudential will vote its shares in the same manner and in the same proportion as the shares held in the Accounts, which generally are voted in accordance with instructions of Contract owners.

VOTING RIGHTS

The voting rights of Contract owners, and limitations on those rights, are explained in the accompanying prospectus for the Contracts. Prudential and certain other insurers with separate accounts which invest in the Series Fund, as the owners of the assets in the Accounts, vote all of the shares of the Series Fund, but they will generally do so in accordance with the instructions of Contract owners pursuant to the current SEC requirements and staff interpretations regarding pass-through voting. Under certain circumstances, however, Prudential and/or the other insurers with separate accounts which invest in the Series Fund may disregard voting instructions received from Contract owners. The Series Fund does not hold annual meetings of shareholders in any year in which it is not required to do so either under Maryland law or the Investment Company Act of 1940. For additional information describing how the Companies will vote the shares of the Series Fund, see VOTING RIGHTS in the accompanying prospectus for the Contracts.

MONITORING FOR POSSIBLE CONFLICT

As stated above, Series Fund shares will be sold to separate accounts of Prudential and certain other insurers to fund both variable life insurance and variable annuity contracts. The Board of Directors of the Series Fund intends to monitor events for the existence of any material conflict between the interests of variable life insurance and variable annuity contract owners. Prudential and/or the other insurers with separate accounts which invest in the Series Fund have agreed to be responsible for reporting any potential or existing conflicts to the Board of Directors. Moreover, they have agreed to be responsible, at their cost, to remedy any material irreconcilable conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable life insurance and variable annuity contracts.


                                25 - Series Fund

PERIODIC REPORTS

The Series Fund will send each shareholder, at least annually, statements showing as of a specified date the number of shares in each portfolio credited to the shareholder. The Series Fund will also send Contract owners annual and semi-annual reports showing the financial condition of the portfolios and the investments held in each. If a single individual or company invests in the Series Fund through more than one variable insurance contract, then the individual or company will receive only one copy of each annual or semi-annual report issued by the Series Fund. However, if such individual or company wishes to receive multiple copies of any such report, a request may be made by calling the toll-free telephone number listed on the cover page of this prospectus. The annual report may take the form of an updated copy of this prospectus and its accompanying statement of additional information.

PORTFOLIO BROKERAGE AND RELATED PRACTICES

Prudential is responsible for decisions to buy and sell securities for the portfolios, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by the portfolio. The Money Market, Diversified Bond, and High Yield Bond Portfolios, on the other hand, will not normally incur any brokerage commissions. Fixed income securities, as well as equity securities traded in the over-the-counter market, are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain of these securities may also be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

An affiliated broker may be employed to execute brokerage transactions on behalf of the portfolios, as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Series Fund may not engage in any transactions in which Prudential or its affiliates, including Prudential Securities Incorporated, acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal. Additional information about portfolio brokerage and related transactions is included in the statement of additional information.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Prudential is the transfer agent and dividend disbursing agent for the Series Fund. Prudential as transfer agent issues and redeems shares of the Series Fund and maintains records of ownership for the shareholders. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777.

YEAR 2000

The services provided to the Series Fund and its shareholders by Prudential, PIC, Jennison, as well as the Series Fund's principal underwriter and its custodians, depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although at this time, there can be no assurance that there will be no adverse impact on the Series Fund, Prudential, PIC, Jennison, as well as the Series Fund's principal underwriter and its custodians, have advised the Series Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event.

ADDITIONAL INFORMATION

This prospectus and the statement of additional information referred to on the cover page do not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the fees prescribed by the SEC.

For further information, shareholders may also contact the Series Fund's office, the address and phone number of which are set forth on the cover of this prospectus.


                                26 - Series Fund

                                                                        APPENDIX

                 SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO
                              MAY CURRENTLY INVEST

The Money Market Portfolio, and the other portfolios to the extent their investment policies so provide, may invest in the following liquid, short-term, debt securities regularly bought and sold by financial institutions:

1. U.S. Treasury Bills and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These are debt securities (including bills, certificates of indebtedness, notes, and bonds) issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government that is established under the authority of an act of Congress. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on them is generally backed directly or indirectly by the U.S. Government. This support can range from the backing of the full faith and credit of the United States, to U.S. Treasury guarantees or to the backing solely of the issuing instrumentality itself. Securities which are not backed by the full faith and credit of the United States include but are not limited to obligations of the Tennessee Valley Authority, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the United States Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, the obligations of which may only be satisfied by the individual credit of the issuing agency. Obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank are examples of securities that are backed by the full faith and credit of the United States.

2. Obligations (including certificates of deposit, bankers' acceptances, and time deposits) of domestic banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign offices of foreign banks provided that such bank has, at the time of the portfolio's investment, total assets of at least $1 billion or the equivalent. Obligations of any savings and loan association or savings bank organized under the laws of the United States or any state thereof, provided that such association or savings bank has, at the time of the portfolio's investment, total assets of at least $1 billion. The term "certificates of deposit" includes both Eurodollar certificates of deposit, which are traded in the over-the-counter market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States. An investment in Eurodollar instruments involves risks that are different in some respects from an investment in debt obligations of domestic issuers, including future political and economic developments such as possible expropriation or confiscatory taxation that might adversely affect the payment of principal and interest on the Eurodollar instruments.

"Certificates of deposit" are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to 1 year). "Bankers' acceptances" are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. "Time deposits" are non-negotiable deposits in a bank for a fixed period of time.

3. Commercial paper, variable amount demand master notes, bills, notes, and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies, instrumentalities or political subdivisions, denominated in U.S. dollars, and, at the date of investment, rated at least A or A-2 by Standard & Poor's Ratings Services ("S&P"), A or Prime-2 by Moody's Investors Service ("Moody's") or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least A or A-2 by S&P or A or Prime-2 by Moody's. A description of corporate bond ratings is contained in the Appendix to the statement of additional information. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in paragraph 2 above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, such insurance company or other non-bank entity must represent a credit of high quality, as determined by the Series Fund's investment advisor under the supervision of the Series Fund's Board of Directors. Any guarantee relied upon by the Money Market Portfolio to comply with the credit quality, maturity or liquidity requirements of Investment Company Act Rule 2a-7 must comply with the rating requirements above unless excepted by the Rule.

As stated above in paragraphs 2 and 3, the Money Market Portfolio and short-term portions of the other portfolios may contain obligations of foreign branches of domestic banks and domestic branches of foreign banks, as well as commercial paper, bills, notes, and other obligations issued in the United States by foreign issuers, including foreign governments, their agencies, and instrumentalities. This involves certain additional risks. These risks include future political and economic developments in the country of the issuer, the possible imposition of withholding taxes on interest income payable on such obligations held by the Series Fund, the possible seizure or nationalization of foreign deposits, and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of principal and interest on such obligations held by the Series Fund. In addition, there may be less publicly available information about a foreign


                                A1 - Series Fund
issuer than about a domestic one, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards, and requirements as domestic issuers. Securities issued by foreign issuers may be subject to greater fluctuations in price than securities issued by U.S. entities. Finally, in the event of a default with respect to any such foreign debt obligations, it may be more difficult for the Series Fund to obtain or to enforce a judgment against the issuers of such securities.

4. Repurchase Agreements. When the Money Market Portfolio purchases money market securities of the types described above, it may on occasion enter into a repurchase agreement with the seller wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon market rate effective for the period of time the portfolio's money is invested in the security, and is not related to the coupon rate of the purchased security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. The Series Fund will not enter into repurchase agreements unless the agreement is "fully collateralized" (i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the "loan" including accrued interest). The Series Fund will take possession of the securities underlying the agreement and will value them daily to assure that this condition is met. The Series Fund has adopted standards for the parties with whom it will enter into repurchase agreements which it believes are reasonably designed to assure that such a party presents no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. In the event that a seller defaults on a repurchase agreement, the Series Fund may incur a loss in the market value of the collateral, as well as disposition costs; and, if a party with whom the Series Fund had entered into a repurchase agreement becomes involved in bankruptcy proceedings, the Series Fund's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings.

The Series Fund will not enter into repurchase agreements with Prudential or its affiliates, including Prudential Securities Incorporated. This will not affect the Series Fund's ability to maximize its opportunities to engage in repurchase agreements.

5. Reverse Repurchase Agreements. The Money Market Portfolio may use reverse repurchase agreements, which are described on page 20 of the prospectus. No portfolio may obligate more than 10% of its net assets in connection with reverse repurchase agreements, except that the Diversified Bond and High Yield Bond Portfolios, may obligate up to 30% of their net assets in connection with reverse repurchase agreements and dollar rolls.

6. When-Issued and Delayed Delivery Securities. From time to time, in the ordinary course of business, the Money Market Portfolio may purchase securities on a when-issued or delayed delivery basis (i.e., delivery and payment can take place a month or more after the date of the transaction). The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the portfolio until delivery and payment take place. At the time the portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of such securities in determining its net asset value. The portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities and, to facilitate such acquisitions, the Series Fund's custodian bank will maintain in a separate account securities of the portfolio having a value equal to or greater than such commitments. On delivery dates for such transactions, the portfolio will meet its obligations from maturities or sales of the securities held in the separate account and/or from then available cash flow. If the portfolio chooses to dispose of the right to acquire a when issued security prior to its acquisition, it could, as with the disposition of any other obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of the portfolio's net assets would be so committed.

The Board of Directors of the Series Fund has adopted policies for the Money Market Portfolio to conform to amendments of an SEC rule applicable to money market funds, like the portfolio. These policies do not apply to any other portfolio. The policies are as follows: (1) The portfolio will not invest more than 5% of its assets in the securities of any one issuer (except U.S. Government securities); however, the portfolio may exceed the 5% limit with respect to a single security rated in the highest rating category for up to three business days after the purchase thereof; (2) To be eligible for investment, a security must be a United States dollar-denominated instrument that the Series Fund's Board has determined to present minimal credit risks and must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs") assigning a rating to the security or issue, or if only one NRSRO has assigned a rating, that NRSRO. An unrated security must be deemed to be of comparable quality as determined by the Series Fund's Board. In other words, the portfolio will invest in only first tier or second tier securities. First tier securities are securities which are rated by at least two NRSROs, or by the only NRSRO that has rated the security, in the highest short-term rating category, or unrated securities of comparable quality as determined by the Series Fund's Board.


                                A2 - Series Fund

Second tier securities are eligible securities that are not first tier securities; (3) The portfolio will not invest more than 5% of its total assets in second tier securities; (4) The portfolio may not invest more than 1% of its assets in second tier securities of any one issuer; (5) In the event a first tier security held by the portfolio is downgraded and becomes a second tier security, or in the case of an unrated security the Series Fund's Board determines it is no longer of comparable quality to a first tier security, or in the event Prudential becomes aware that a NRSRO has rated a second tier security or an unrated portfolio security below its second highest rating, the Board will reassess promptly whether the security presents minimal credit risks and shall cause the portfolio to take such action as the Board determines is in the best interests of the portfolio and its shareholders; (6) In the event of a default or because of a rating downgrade a security held in the portfolio is no longer an eligible investment, the portfolio will sell the security as soon as practicable unless the Series Fund's Board makes a specific finding that such action would not be in the best interest of the portfolio; and (7) The portfolio's dollar-weighted average maturity will be no more than 90 days. The Series Fund's Board of Directors has adopted written procedures delegating to the investment advisor under certain guidelines the responsibility to make several of the above-described determinations, including certain credit quality determinations.


                                A3 - Series Fund